As filed with the Securities and Exchange Commission on August 29, 1997
                       1933 Act Registration No. 33-74628
                           1940 Act File No. 811-8322
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             --------------------
                                  FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [ ]
                        Pre-Effective Amendment No. __                     [ ]
                        Post-Effective Amendment No. 7                     [X]
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                                Amendment No. 8                            [X]

                             --------------------

                    STATE STREET RESEARCH SECURITIES TRUST
              (Exact Name of Registrant as Specified in Charter)

              One Financial Center, Boston, Massachusetts 02111
             (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, Including Area Code: (617) 357-1200


                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                  State Street Research & Management Company
                             One Financial Center
                         Boston, Massachusetts 02111
                   (Name and Address of Agent for Service)


                         Copies of Communications to:

                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109


It is proposed that this filing will become effective (check appropriate box):
[ ] Immediately upon filing pursuant to paragraph (b)
[X] On September 1, 1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On _____________ pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] On __________ pursuant to paragraph (a)(2)
If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --------------------
     The Registrant hereby declares that, pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, as amended (the "1940 Act"), it has registered an indefinite number of shares of beneficial interest, par value $.001 per share, in the State Street Research Intermediate Bond Fund series and the State Street Research Strategic Income Fund series of the Registrant, which shares are designated as Class A shares, Class B shares, Class C shares and Class D shares of such series.

     A Rule 24f-2 Notice for the fiscal period ended April 30, 1997 was filed by the Registrant on or about June 30, 1997 with respect to such shares.



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                     STATE STREET RESEARCH SECURITIES TRUST

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)



                                            Caption or Location in Prospectus         Caption or Location in Prospectus
      Form N-1A Item No.                    for State Street Research                 for State Street Research
                                            Intermediate Bond Fund                    Strategic Income Fund
PART A

 1.   Cover Page......................      Same                                      Same

 2.   Synopsis........................      Table of Expenses                         Table of Expenses

 3.   Condensed Financial
      Information ....................      Financial Highlights; Calculation of      Financial Highlights; Calculation of
                                            Performance Data                          Performance Data

 4.   General Description
      of Registrant ..................      The Fund's Investments; Investment        The Fund's Investments; Limiting
                                            Practices; The Fund and its Shares;       Investment Risk; The Fund and its Shares;
                                            Appendix Debt/Bond Ratings                Appendix Debt/Bond Ratings

 5.   Management of the Fund..........      Management of the Fund; Purchase of       Management of the Fund; Purchase of
                                            Shares; Shareholder Services              Shares; Shareholder Services
 5A.  Management's Discussion of
      Fund Performance ...............      [To be included in Annual Report to       [To be included in Annual Report to
                                            Shareholders]                             Shareholders]

 6.   Capital Stock and
      Other Securities ...............      The Fund and its Shares; Management of    The Fund and its Shares; Management of
                                            the Fund; Dividends and Distributions;    the Fund; Dividends and Distributions;
                                            Taxes; Shareholder Services               Taxes; Shareholder Services
 7.   Purchase of Securities
      Being Offered  .................      Purchase of Shares; Shareholder           Purchase of Shares; Shareholder
                                            Services; Management of the Fund          Services; Management of the Fund

 8.   Redemption or Repurchase .......      Redemption of Shares; Shareholder         Redemption of Shares; Shareholder
                                            Services                                  Services

 9.   Legal Proceedings...............      Not Applicable                            Not Applicable

                                            Caption or Location in Statement          Caption or Location in Statement
                                            of Additional Information for             of Additional Information for
                                            State Street Research Intermediate        State Street Research Strategic
      Form N-1A Item No.                    Bond Fund                                 Income Fund

PART B

10.   Cover Page......................      Same                                      Same

11.   Table of Contents...............      Same                                      Same

12.   General Information and
      History ........................      Not Applicable                            Not Applicable

13.   Investment Objectives
      and Policies ...................      Additional Investment Policies and        Investment Policies and
                                            Restrictions; Additional Information      Restrictions; Additional Information
                                            Concerning Certain Investment             Concerning Certain Investment
                                            Techniques; Debt Instruments and          Techniques; Debt Instruments and
                                            Permitted Cash Investments;               Permitted Cash Investments;
                                            Portfolio Transactions                    Portfolio Transactions

14.   Management of the Registrant ...      Trustees and Officers                     Trustees and Officers

15.   Control Persons and Principal
      Holders of Securities ..........      Trustees and Officers                     Trustees and Officers

16.   Investment Advisory and Other
      Services .......................      Investment Advisory Services;             Investment Advisory Services;
                                            Custodian; Independent Accountants;       Custodian; Independent Accountants;
                                            Distribution of Shares of the Fund        Distribution of Shares of the Fund

17.   Brokerage Allocation............      Portfolio Transactions                    Portfolio Transactions

18.   Capital Stock and
      Other Securities ...............      Not Applicable (Description in            Not Applicable (Description in
                                            Prospectus)                               Prospectus)

19.   Purchase, Redemption and Pricing
      of Securities Being Offered ....      Purchase of Shares; Net Asset Value       Purchase of Shares; Redemption of Shares;
                                                                                      Net Asset Value

20.   Tax Status .....................      Certain Tax Matters                       Certain Tax Matters

21.   Underwriters ...................      Distribution of Shares of the Fund        Distribution of Shares of the Fund

22.   Calculation of Performance
      Data ...........................      Calculation of Performance Data           Calculation of Performance Data

23.   Financial Statements ...........      Financial Statements                      Financial Statements

STATE STREET RESEARCH
INTERMEDIATE BOND FUND


Prospectus
September 1, 1997


The investment objective of State Street Research Intermediate Bond Fund (the "Fund") is to provide total return, consisting primarily of current income and secondarily of capital appreciation, commensurate with reasonable investment risk. In seeking to achieve this investment objective, the Fund invests primarily in a diversified portfolio of debt securities considered investment grade by one or more nationally recognized rating agencies or of comparable quality by the Fund's investment manager.


     State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of July 31, 1997, the Investment Manager had approximately $44.5 billion of assets under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.

     At the present time, only Class C shares are being offered and are available for investment by certain employee benefit plans and large institutions.


     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.


     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated September 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.



     The Fund is a diversified series of State Street Research Securities Trust (the "Trust"), an open-end management investment company.



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.




Table of Contents                                                          Page
--------------------------------------------------------------------------------

Table of Expenses  .........................................................  2
Financial Highlights  ......................................................  4
The Fund's Investments   ...................................................  5
Risk Factors and Investment Practices   ....................................  7
Limiting Investment Risk    ................................................  9
Purchase of Shares    ......................................................  9
Redemption of Shares  ...................................................... 18
Shareholder Services  ...................................................... 20
The Fund and its Shares  ................................................... 24
Management of the Fund   ................................................... 25
Dividends and Distributions; Taxes   ....................................... 26
Calculation of Performance Data   .......................................... 26
Appendix--Description of Debt/Bond Ratings    .............................. 28
--------------------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject to (1) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class
B shares.

     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses
--------------------------------------------------------------------------------


                                                              Class A         Class B       Class C     Class D
                                                            --------------   ------------   ---------   --------
Shareholder Transaction Expenses(1)
  Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price)   ......         4.5%           None        None         None
  Maximum Deferred Sales Charge (as a
   percentage of net asset value at time of
   purchase or redemption, whichever is lower)  .........        None(2)            5%       None            1%
  Maximum Sales Charge Imposed on
   Reinvested Dividends (as a percentage of
   offering price)   ....................................        None            None        None         None
  Redemption Fees (as a percentage of
   amount redeemed, if applicable)  .....................        None            None        None         None
  Exchange Fee    .......................................        None            None        None         None

------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."


(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                                Class A        Class B       Class C       Class D
                                                               ------------   ------------   ----------   ------------
Annual Fund Operating Expenses (as a percentage of average
 net assets)
  Management Fees    .......................................       0.55%          0.55%         0.55%         0.55%
  12b-1 Fees   .............................................       0.25%          1.00%          None         1.00%
  Other Expenses  ..........................................       1.39%          1.39%         1.39%         1.39%
    Less Voluntary Reduction  ..............................      (1.19%)        (1.19%)       (1.19%)       (1.19%)
                                                                ---------      ---------     ---------     ---------
     Total Fund Operating Expenses
      (after voluntary reduction)   ........................       1.00%          1.75%         0.75%         1.75%
                                                                =========      =========     =========     =========


Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maxi-mum applicable initial sales charge, and assuming
(1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                          1 Year   3 Years   5 Years   10 Years
                          -------  --------  --------  ---------
Class A shares   ......      $55      $75      $ 98      $162
Class B shares   ......      $68      $85      $115      $186
Class C shares   ......      $ 8      $24      $ 42      $ 93
Class D shares   ......      $28      $55      $ 95      $206


You would pay the following expenses on the same investment, assuming no redemption:

                          1 Year   3 Years   5 Years   10 Years
                          -------  --------  --------  ---------
Class B shares   ......      $18      $55       $95      $186
Class D shares   ......      $18      $55       $95      $206


The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended April 30, 1997; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."


     The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. The Fund presently expects such assistance to be provided for the next 12 months or until the Fund's net assets reach $100 million, whichever first occurs. However, the Fund has not received any firm commitment that such assistance will in fact be provided.


     For the fiscal year ended April 30, 1997, Total Fund Operating Expenses as a percentage of average net assets of Class A and Class C shares, would have been 2.20% and 1.94%, respectively, in the absence of the voluntary assumption of expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets amounted to 1.20% and 1.19% of the Class A and Class C shares of the Fund, respectively. The amount of fees or expenses assumed during the fiscal year ended April 30, 1997 differed between classes because of fluctuations during the year in relative levels of assets in both classes and in expenses before reimbursement.

Financial Highlights


The data set forth below has been audited by Coopers & Lybrand L.L.P., independent accountants, and their report thereon is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information. Financial information is not presented for Class B and Class D shares of the Fund because no shares of those classes were outstanding during the periods presented. After March 27, 1997, no Class A shares were outstanding.



                                                                     Class A
                                      ----------------------------------------------------------------------
                                                                                         May 16, 1994
                                                                                       (Commencement of
                                           May 1, 1996 to          Year ended           Operations) to
                                          March 27, 1997**      April 30, 1996**        April 30, 1995
                                      ------------------------- ------------------ -------------------------
Net asset value, beginning of year          $ 9.75                  $  9.66                 $  9.55
Net investment income*   ............          .57                      .59                     .54
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and forward
 contracts   ........................         (.15)                     .10                     .01
                                             -----                     ----                  ------
 Total from investment
  operations    .....................          .42                      .69                     .55
Dividends from net investment
 income   ...........................         (.46)                    (.52)                   (.44)
Distributions from net realized
 gains    ...........................         (.08)                    (.08)                     --
                                             -----                     -----                 ------
 Total distributions  ...............         (.54)                    (.60)                   (.44)
Net asset value, end of year   ......       $ 9.63                  $  9.75                 $  9.66
                                             =====                     =====                 ======
Total return    .....................         4.40%++                  7.13%+                  5.96%++
Net assets at end of year (000s)                --                  $   593                 $10,222
Ratio of operating expenses to
 average net assets*  ...............         1.00%[dbldag]            1.00%                   1.00%[dbldag]
Ratio of net investment income
 to average net assets*  ............         5.87%[dbldag]            5.91%                   5.92%[dbldag]
Portfolio turnover rate  ............        68.61%                  117.28%                 157.75%
 *Reflects voluntary assumption
 of fees or expenses per share
 in each year   .....................       $  .12                  $   .09                 $   .11




                                                              Class C
                                      --------------------------------------------------------
                                                                           May 16, 1994
                                                                         (Commencement of
                                         Year ended April 30               Operations) to
                                        1997**         1996**              April 30, 1995
                                      ----------- -------------------- -----------------------
Net asset value, beginning of year      $  9.68        $  9.67               $  9.55
Net investment income*   ............       .60            .61                   .56
Net realized and unrealized
 gain (loss) on investments,
 foreign currency and forward
 contracts   ........................      (.05)           .09                   .02
                                        ---------      ---------             ----------
 Total from investment
  operations    .....................       .55            .70                   .58
Dividends from net investment
 income   ...........................      (.62)          (.61)                 (.46)
Distributions from net realized
 gains    ...........................      (.08)          (.08)                   --
                                        ---------      ---------             ----------
 Total distributions  ...............      (.70)          (.69)                 (.46)
Net asset value, end of year   ......   $  9.53        $  9.68               $  9.67
                                        =========      =========             ==========
Total return    .....................      5.85%+         7.25%+                6.30%++
Net assets at end of year (000s)        $16,469        $16,075               $ 3,738
Ratio of operating expenses to
 average net assets*  ...............      0.75%          0.75%                 0.75%[dbldag]
Ratio of net investment income
 to average net assets*  ............      6.14%          6.16%                 6.17%[dbldag]
Portfolio turnover rate  ............     68.61%        117.28%               157.75%
 *Reflects voluntary assumption
 of fees or expenses per share
 in each year   .....................   $   .11        $   .11               $   .10



------------
[dbldag]Annualized.

 +Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

**Per share figures have been calculated using the average shares method.

The Fund's Investments

The Fund's investment objective is to provide total return, consisting primarily of current income and secondarily of capital appreciation, commensurate with reasonable investment risk. The investment objective may not be changed without shareholder approval.

     In seeking to achieve this investment objective, the Fund follows certain investment policies, as described below, which may be changed without shareholder approval.


     Under normal conditions, at least 65% of the Fund's total assets will consist of a broad range of U.S. Government securities, corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, stripped securities, pay in kind ("PIK") securities, indexed securities, commercial paper, and foreign government securities which are considered investment grade by one or more nationally recognized rating agencies such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), i.e. rated within the BBB category or higher by S&P or within the Baa category or higher by Moody's, or considered by the Investment Manager to be equivalent to investment grade. The Fund may invest in debt instruments which are split rated; that is, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is rated by only one rating agency, the Fund may invest on the basis of a higher rating derived from its own analysis. A maximum of 25% of the Fund's total assets may be invested in securities which are rated within the BBB category by S&P or within the Baa category by Moody's, or considered by the Investment Manager to be equivalent, and the Fund does not currently expect to invest in securities below such ratings. For information concerning the ratings of debt securities, see "Appendix-- Description of Debt/Bond Ratings" herein.


     Under normal conditions, at least 65% of the Fund's total assets will be invested in bonds, i.e., debt securities with an original stated maturity of one year or more. Overall, the Fund is expected to have a dollar weighted effective maturity of three to ten years. The securities can have stated or remaining maturities at the time of purchase which vary widely, from a few months to thirty years. In the case of mortgage-related securities, the remaining maturity is based on the long-term prepayment outlook for the securities as determined by independent, widely accepted bond market sources. For example, mortgage loans in a pool could have stated maturities of up to 30 years, yet the actual average life or effective maturity of the interest in the pool can be substantially less because the underlying mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations. The U.S. Government securities in which the Fund invests include, among others, direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds; obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; obligations of mixed-ownership Government corporations such as Resolution Funding Corporation and separate principal and interest components issued by the U.S. Treasury for selected securities. See the Statement of Additional Information.

     Corporate bonds and notes are debt securities issued by domestic and foreign issuers and include long- and short-term fixed income securities, notes, debentures, convertible debt and similar instruments. The issuers can range across the full spectrum of industries and can vary in size and be in different stages of development.


     Mortgage-related securities represent interests in pools of mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations, and the securities may or may not be supported by the credit of such entities. Mortgage-related securities may also be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals. The possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates could lessen the potential for total return in mortgage-backed securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

     Stripped securities are issued by governmental or private issuers. Stripped securities include mortgage-related securities which have been divided into separate interest and principal components. Holders of the interest components will receive payments of the interest on the mortgages, and holders of the principal components will receive payments of the principal on the mortgages. Issuers may issue combinations of interest components and principal components. "Interest only" securities are known as IOs; "principal only" securities are known as POs. The risks inherent in IOs and POs, or variations thereof, stem from the effects of declining interest rates and the resultant prepayments of the mortgages. For example, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund will fail to fully recoup its initial investment in an IO, even though the IO is rated in the highest rating category by a nationally recognized statistical rating organization. In the case of a PO, the Fund may have difficulty reinvesting receipts of prepayments of principal for an attractive return. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile and only government-issued IOs and POs may be deemed to be liquid.

     Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of nonpayment of the underlying loans as well as the risks of prepayment.

     Zero coupon securities pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The reporting of interest for PIK securities is similar to the reporting of interest for zero coupon securities. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. Liquidating portfolio assets to make distributions is likely to reduce the Fund's assets and may thereby increase its expense ratio, may decrease its rate of return, and may result in additional taxes for the shareholder. The amount of the discount fluctuates with such securities market value which may be more volatile than that of securities which pay interest at regular intervals. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations and generally provide a higher rate of overall return than obligations which pay interest on a regular basis, although they may experience greater market volatility than the latter.

     When interest rates increase, the value of debt securities and shares of the Fund can be expected to decline. When interest rates decline, the Fund may not be able to invest new inflows of cash in portfolio securities which produce yields as attractive as previously acquired securities.

Risk Factors and Investment Practices


Foreign Investments

The Fund reserves the right to invest without limitation in debt securities of non-U.S. governmental and corporate issuers. Under current policy, however, the Fund limits such investments to 25% or less of its total assets.

     It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with new or developing capital markets as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional costs of converting foreign currency into U.S. dollars. See the Statement of Additional Information.


Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. See the Statement of Additional Information.



Other Investment Policies



The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine. See the Statement of Additional Information.


     The Fund may invest in certain derivative securities. To aid in achieving its investment objective, the Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. The Fund may also enter into repurchase agreements and reverse repurchase agreements. See the Statement of Additional Information.


     The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.


     For debt rated within the BBB category by S&P, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Bonds rated within the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower rated debt securities (i.e., bonds rated within the BB category or lower by S&P or within the Ba category or lower by Moody's or equivalent as determined by the Investment Manager) generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of lower rated securities to make principal and interest payments than in the case of higher grade bonds. Lower rated securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. When interest rates increase, the value of debt securities and shares of the Fund can be expected to decline.



     The Fund may purchase "when-issued" securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months or over a year or more. No income accrues to the Fund prior to the time it takes delivery. When-issued trading frequently occurs with governmental or private mortgage pools which are traded prior to the actual finalization of pool arrangements. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

     The Fund anticipates that its annual portfolio turnover rate will generally not exceed 125% under normal conditions. The Fund does, however, reserve full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may result in greater transaction costs relative to other funds and may have tax and other consequences as well. See the Statement of Additional Information.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain investment restrictions which may not be changed with respect to the Fund except by a vote of the shareholders of the Fund. Under these restrictions the Fund may not invest in a security if the transaction would result in: (a) with respect to 75% of its total assets, more than 5% of the Fund's total assets being invested in any one issuer or the Fund's owning more than 10% of the outstanding voting securities of an issuer; or (b) more than 25% of the Fund's total assets being invested in any one industry. These restrictions do not apply to investments in U.S. Government securities.


     The Fund operates under other investment restrictions which may be changed without shareholder approval. Under these restrictions the Fund may not invest more than 15% of its net assets in illiquid securities including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of the Fund to sell securities either to meet redemption requests or in response to changes in the economy or the financial markets.


     For further information on the above and other investment restrictions, including additional investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.



     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities such as repurchase agreements, U.S. Government securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's). See the Statement of Additional Information.



[boxed text]
-------------------------------------------------------------------------------
   Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 9 to 24 below.
-------------------------------------------------------------------------------
    The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers,
   Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below under Purchase of Shares, Redemption of Shares and Shareholder Services accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
-------------------------------------------------------------------------------


Purchase of Shares

Methods of Purchase


Through Dealers and Others


Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.

By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.



     Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").


     If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.


By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:



     ABA #011000028
     State Street Bank and Trust Company
     Boston, MA
     BNF = State Street Research Intermediate Bond Fund and class of shares
           (A, B, C or D)
     AC  = 99029761
     OBI = Shareholder Name
           Shareholder Account Number
           Control #K (assigned by State Street
           Research Shareholder Services)

     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.


     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                     Class of Shares
                             -------------------------------
                                A        B      C      D
                             -------- -------- ----- -------
Minimum Initial Investment
 By Wire  ..................   $5,000   $5,000 (a)     $5,000
 IRAs  .....................   $2,000   $2,000 (a)     $2,000
 By Investamatic   .........   $1,000   $1,000 (a)     $1,000
 All other   ...............   $2,500   $2,500 (a)     $2,500
Minimum Subsequent Investment
 By Wire  ..................   $5,000   $5,000 (a)     $5,000
 IRAs  .....................   $   50   $   50 (a)     $   50
 By Investamatic   .........   $   50   $   50 (a)     $   50
All other ..................   $   50   $   50 (a)     $   50

(a) Special conditions apply; contact the Distributor.

The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).



Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

 As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:

                            CLASS A                  CLASS B            CLASS C        CLASS D
                      -----------------------   ---------------------   ---------   ----------------
 Sales Charges        Initial sales charge      Contingent               None       Contingent
                      at time of                deferred sales                      deferred sales
                      investment of up          charge of 5% to                     charge of 1%
                      to 4.5%                   2% applies to any                   applies to any
                      depending on              shares redeemed                     shares redeemed
                      amount of                 within first five                   within one year
                      investment                years following                     following their
                                                their purchase; no                  purchase
                                                contingent deferred
                                                sales charge after
                                                five years
                      On investments of
                      $1 million or more,
                      no initial sales
                      charge; but
                      contingent deferred
                      sales charge of 1%
                      applies to any
                      shares redeemed
                      within one year
                      following their
                      purchase

Distribution Fee      None                      0.75% for first          None       0.75% each year
                                                eight years; Class
                                                B shares convert
                                                automatically to
                                                Class A shares
                                                after eight years

 Service Fee          0.25% each year           0.25% each year          None       0.25% each year

 Initial              Above described           4%                       None       1%
 Commission           initial sales charge
 Received by          less 0.25% to
 Selling              0.50%
 Dealer               retained by
                      Distributor

                      On investments of
                      $1 million or
                      more, 0.25% to
                      1.00% paid to
                      dealer by
                      Distributor


     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

     Only certain employee benefit plans and large institutions may make investments in Class C shares.


     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay additional sales compensation to its affiliate, MetLife Securities, Inc.



Class A Shares--Initial Sales Charges


Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


--------------------------------------------------------------
                       Sales        Sales
                      Charge        Charge
                      Paid By      Paid By        Dealer
     Dollar           Investor     Investor      Concession
   Amount of          As % of      As % of       As % of
    Purchase          Purchase     Net Asset     Purchase
  Transaction          Price        Value         Price
--------------------------------------------------------------
 Less than
 $100,000              4.50%        4.71%        4.00%
--------------------------------------------------------------
 $100,000 or
 above but less
 than $250,000         3.50%        3.63%        3.00%
--------------------------------------------------------------
 $250,000 or
 above but less
 than $500,000         2.50%        2.56%        2.00%
--------------------------------------------------------------
 $500,000 or
 above but less
 than $1 million       2.00%        2.04%        1.75%
--------------------------------------------------------------
                                                 See
 $1 million and                                  following
 above                    0%           0%        discussion
--------------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distribu-tor may pay the authorized securities dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                         Commission
------------------------------------   -----------
(a) $1 million to $3 million  ......    1.00%
(b) Next $2 million  ...............    0.50%
(c) Amount over $5 million .........    0.25%


     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.


Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.


Other Programs

Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.


     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, the Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.



Class B Shares--Contingent Deferred Sales Charges


Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.



     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:



                            Contingent Deferred Sales Charge
  Redemption During         As A Percentage Of Net Asset Value
-------------------------   -----------------------------------
1st Year Since Purchase                    5%
2nd Year Since Purchase                    4
3rd Year Since Purchase                    3
4th Year Since Purchase                    3
5th Year Since Purchase                    2
6th Year Since Purchase                   None
 and Thereafter



     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.


Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.



Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value


The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. The Fund uses one or more pricing services to value its portfolio securities. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan


The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:


Class     Service Fee     Distribution Fee
-------   -------------   -----------------
  A         0.25%              None
  B         0.25%             0.75%
  C          None              None
  D         0.25%             0.75%



     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.


Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares-- Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds are normally remitted within seven days after receipt of the redemption request and any necessary documents in good order.


Methods of Redemption


Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered by the dealer for repurchase by the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

     The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.


     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closing) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediar-ies; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.


Exchange Privilege


Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the hold-ing period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Class Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.



     For the convenience of the shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.


Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


     The Distributor offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.


Systematic Withdrawal Plan


A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.


     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account, or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the plan was initiated, whichever is higher.


     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum account. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.



Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

   (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

   (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

   (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

   (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.



     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



Shareholder Account Inquiries:
 Please call 1-800-562-0032


Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032



Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.



The Fund and its Shares


The Fund was organized in 1994 as a series of State Street Research Securities Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is April 30.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignations would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.


     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.



     As of July 31, 1997 Metropolitan was the record and/or beneficial owner of approximately 79.3% of the Fund's outstanding Class C shares, and may be deemed to be in control of such classes of shares of the Fund. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares are so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience. In managing debt securities for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and are located at One Financial Center, Boston, Massachusetts 02111-2690.

     The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.55% (on an annual basis) of the average daily value of the net assets of the Fund.

The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


     The Fund is managed by John H. Kallis. Mr. Kallis has managed the Fund since its inception in May 1994. Mr. Kallis's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as a portfolio manager for State Street Research & Management Company.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.


Dividends and Distributions; Taxes

The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year end and it intends to qualify as such in future fiscal years although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).

     Dividends from net investment income of the Fund normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

     The Fund will provide its shareholders with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.


     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.


     Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.


Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A,

Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices such as the Lehman Brothers Government/Corporate Intermediate Bond Index and/or to appropriate rankings or averages such as the Intermediate Investment Grade Debt Funds category compiled by Lipper Analytical Services, Inc. or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


     The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

     The standard total return and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Fund's affiliates will also increase performance results.


     The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and, therefore, can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.


     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.

APPENDIX

Description of Debt/Bond Ratings

Standard & Poor's Corporation


     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.


     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial commitment on the obligation is very strong.


     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.


     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.


     Plus (+) or Minus (-): The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     S&P may attach the "r" symbol to interest only (IO) and principal only
(PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.


Moody's Investors Service, Inc.


     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     1, 2 or 3: The ratings may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                          [State Street Logo]STATE STREET RESEARCH


                                                     State Street Research
                                                     Intermediate Bond Fund


        STATE STREET RESEARCH
        INTERMEDIATE BOND FUND
        One Financial Center
        Boston, MA 02111                                  September 1,1997

        INVESTMENT ADVISER
        State Street Research &
        Management Company
        One Financial Center
        Boston, MA 02111

        DISTRIBUTOR
        State Street Research
        Investment Services, Inc.                          PROSPECTUS
        One Financial Center
        Boston, MA 02111

        SHAREHOLDER SERVICES
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408
        800-562-0032

        CUSTODIAN
        State Street Bank and
        Trust Company
        225 Franklin Street
        Boston, MA 02110

        LEGAL COUNSEL
        Goodwin, Procter & Hoar LLP
        Exchange Place
        Boston, MA 02109

        INDEPENDENT ACCOUNTANTS
        Coopers & Lybrand L.L.P.
        One Post Office Square
        Boston, MA 02109

  IB-008E-997IBS            CONTROL NUMBER: 4244-970828(0998)SSR-LD

STATE STREET RESEARCH
STRATEGIC INCOME FUND


Prospectus
September 1, 1997


     The investment objective of State Street Research Strategic Income Fund (the "Fund") is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities; high yield, high risk debt securities (commonly known as "junk bonds"), as well as investment grade debt, of U.S. issuers; and international debt securities of governmental and private issuers. For further information, see "The Fund's Investments."


     State Street Research & Management Company (the "Investment Manager") serves as investment adviser to the Fund. As of July 31, 1997 the Investment Manager had assets of approximately $44.5 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


     There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of the Fund's shares fluctuates as market conditions change.

     Because of the Fund's investment policies, the Fund is subject to above-average risks; it may invest substantial amounts in foreign securities and high yield, high risk bonds. An investment in the Fund should be part of a balanced investment program which includes more conservative investments. For further information, see "The Fund's Investments."



     This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated September 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge upon request to the Fund at the address indicated on the cover or by calling 1-800-562-0032.



     The Fund is a diversified (as defined under the Investment Company Act of 1940) series of State Street Research Securities Trust (the "Trust"), an open-
   end management investment company.

     Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE FUND CAN INVEST UP TO 60% OF ITS TOTAL ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS," THAT ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "THE FUND'S INVESTMENTS," PAGES 4 TO 10 AND "APPENDIX--DESCRIPTION OF DEBT/BOND RATINGS," PAGES 30 TO 31.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                                          Page
--------------------------------------------------------------------------------

Table of Expenses  .........................................................  2
Financial Highlights  ......................................................  4
The Fund's Investments   ...................................................  4
Limiting Investment Risk    ................................................ 10
Purchase of Shares    ...................................................... 11
Redemption of Shares  ...................................................... 19
Shareholder Services  ...................................................... 21
The Fund and its Shares  ................................................... 25
Management of the Fund   ................................................... 26
Dividends and Distributions; Taxes   ....................................... 27
Calculation of Performance Data   .......................................... 28
Appendix--Description of Debt/Bond Ratings    .............................. 30
--------------------------------------------------------------------------------

     The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

     Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

     Class B shares are subject (i) to a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


     Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.


     Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses
--------------------------------------------------------------------------------

                                                                 Class A       Class B      Class C     Class D
                                                                 -----------   ----------   ---------   --------
Shareholder Transaction Expenses(1)
   Maximum Sales Charge Imposed on Purchases
      (as percentage of offering price)  .....................       4.5%         None       None         None
   Maximum Deferred Sales Charge (as a percentage of net asset value at time of purchase or redemption, whichever is
      lower)  ................................................      None(2)          5%      None            1%
   Maximum Sales Charge Imposed on Reinvested Dividends
      (as a percentage of offering price)   ..................      None          None       None         None
   Redemption Fees (as a percentage of amount redeemed,
      if applicable)   .......................................      None          None       None         None
   Exchange Fee  .............................................      None          None       None         None

------------
(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                                                           Class A      Class B     Class C     Class D
                                                                         ------------ ------------ ---------- ------------
Annual Fund Operating Expenses (as a percentage of average net assets)
   Management Fees   ...................................................     0.75%        0.75%       0.75%       0.75%
   12b-1 Fees  .........................................................     0.25%        1.00%      None         1.00%
   Other Expenses    ...................................................     0.52%        0.52%       0.52%       0.52%
    Less Voluntary Reduction  ..........................................    (0.17%)      (0.17%)     (0.17%)     (0.17%)
                                                                          ---------    ---------   ---------   ---------
     Total Fund Operating Expenses
       (after voluntary reduction)  ....................................     1.35%        2.10%       1.10%       2.10%
                                                                          =========    =========   =========   =========

Example:

                                                                                          1 Year      3 Years
                                                                                          ---------   ---------
You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:
 Class A shares   .....................................................................     $58         $86
 Class B shares   .....................................................................     $71         $96
 Class C shares   .....................................................................     $11         $35
 Class D shares   .....................................................................     $31         $66

You would pay the following expenses on the same investment, assuming no redemption:      1 Year      3 Years
                                                                                          ---------   ---------
 Class B shares   .....................................................................     $21         $66
 Class D shares   .....................................................................     $21         $66

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

     The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. Because the Fund is newly organized, the percentage expense levels shown in the table as "Other Expenses" are based on estimated amounts for the current year. Actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

     The Fund has been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. The Fund presently expects such assistance to be provided for the next 12 months or until the Fund's net assets reach $100 million, whichever first occurs. However, the Fund has not received any firm commitment that such assistance will in fact be provided.


     For the period August 30, 1996 (commencement of operations) through April 30, 1997, Total Fund Operating Expenses as a percentage of average net assets of Class A, Class B, Class C and Class D shares of the Fund would have been 1.51%, 2.29%, 1.27% and 2.29%, respectively, in the absence of the voluntary assumption of fees or expenses by the Distributor and its affiliates, which amounted to 0.16%, 0.19%, 0.17% and 0.19% of average net assets of each of the Class A, Class B, Class C and Class D shares of the Fund, respectively. The amount of fees or expenses assumed during the period August 30, 1996 (commencement of operations) through April 30, 1997 differed among classes because of fluctuations during the year in the relative levels of assets in each class and in expenses before reimbursements.

Financial Highlights


The data set forth below has been audited by Coopers & Lybrand L.L.P., independent accountants, and their report thereon is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.


                                                                           August 30, 1996
                                                                          (Commencement of
                                                                            Operations) to
                                                                           April 30, 1997
                                                                      -------------------------
                                                                              Class A
                                                                      -------------------------
Net asset value, beginning of period   ..............................         $  7.00
Net investment income*  .............................................             .38
Net realized and unrealized gain (loss) on investments, foreign
 currency and forward contracts  ....................................             .01
                                                                              -------
  Total from investment operations  .................................             .39
Dividend from net investment income    ..............................            (.31)
Distribution from net realized gains   ..............................            (.02)
                                                                              -------
  Total distributions   .............................................            (.33)
Net asset value, end of period   ....................................         $  7.06
                                                                              =======
Total return   ......................................................            5.60%+
Net assets at end of period (000s)  .................................         $36,110
Ratio of operating expenses to average net assets*    ...............            1.35%[dbldag]
Ratio of net investment income to average net assets*    ............            7.30%[dbldag]
Portfolio turnover rate    ..........................................          110.37%
*Reflects voluntary assumption of fees or expenses per share   ......         $   .01



                                                                                     August 30, 1996
                                                                                (Commencement of Operations) to
                                                                                      April 30, 1997
                                                                              Class B                   Class C
                                                                      ------------------------- -------------------------
Net asset value, beginning of period   ..............................          $  7.00                 $  7.00
Net investment income*  .............................................              .31                     .39
Net realized and unrealized gain (loss) on investments, foreign
 currency and forward contracts  ....................................              .04                     .02
                                                                               -------                 -------
  Total from investment operations  .................................              .35                     .41
Dividend from net investment income    ..............................             (.28)                   (.33)
Distribution from net realized gains   ..............................             (.02)                   (.02)
                                                                               -------                 -------
  Total distributions   .............................................             (.30)                   (.35)
Net asset value, end of period   ....................................          $  7.05                 $  7.06
                                                                               =======                 =======
Total return   ......................................................             4.96%+                  5.76%+
Net assets at end of period (000s)  .................................          $19,678                 $10,908
Ratio of operating expenses to average net assets*    ...............             2.10%[dbldag]           1.10%[dbldag]
Ratio of net investment income to average net assets*    ............             6.73%[dbldag]           7.51%[dbldag]
Portfolio turnover rate    ..........................................           110.37%                 110.37%
*Reflects voluntary assumption of fees or expenses per share   ......          $   .01                 $   .01



                                                                              Class D
                                                                      -------------------------
Net asset value, beginning of period   ..............................       $  7.00
Net investment income*  .............................................           .32
Net realized and unrealized gain (loss) on investments, foreign
 currency and forward contracts  ....................................           .03
                                                                            -------
  Total from investment operations  .................................           .35
Dividend from net investment income    ..............................          (.28)
Distribution from net realized gains   ..............................          (.02)
                                                                            -------
  Total distributions   .............................................          (.30)
Net asset value, end of period   ....................................       $  7.05
                                                                            =======
Total return   ......................................................          4.96%+
Net assets at end of period (000s)  .................................       $ 8,590
Ratio of operating expenses to average net assets*    ...............          2.10%[dbldag]
Ratio of net investment income to average net assets*    ............          6.67%[dbldag]
Portfolio turnover rate    ..........................................        110.37%
*Reflects voluntary assumption of fees or expenses per share   ......       $   .01

------------
+ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

[dbldag] Annualized.

** Per share figures have been calculated using the average shares method.


The Fund's Investments

The Fund's investment objective is to provide high current income consistent with overall total return. The investment objective is a fundamental policy that may not be changed without approval of the Fund's shareholders.

     In seeking to achieve its investment objective, the Fund invests, under normal circumstances, primarily in U.S. Government securities; high yield, high risk, as well as investment grade, debt securities of U.S. issuers; and international debt securities of governmental and private issuers.


     The Investment Manager believes that assets can be diversified and allocated among the three sectors--U.S. Government securities, high yield, high risk securities, and international debt securities--to take advantage of the different ways that such sectors have performed in economic cycles. As interest rates rise and fall in the United States, the volatility of the prices of U.S. Government securities has historically been greater than the volatility of high yield, high risk U.S. corporate debt. When the U.S. economy is at a particular point in the economic growth and interest rate cycle, a given foreign economy may be at a different point in the economic cycle; in general, the U.S. and foreign economies do not coincide. Foreign monetary policies and movements in the exchange rates among the world's currencies also affect investments. There is no assurance that the asset allocation made by the Fund will be effective.

The allocation to a given sector will vary as domestic and international market conditions warrant. Up to 100% of the Fund's assets could be allocated to any one sector depending on circumstances, except that not more than 60% may be invested in high yield, high risk securities.

     The three sectors encompass virtually all types of traditional debt securities as well as other securities which are treated as debt securities including, but not limited to, bonds, notes, bills, debentures, commercial paper, bank instruments and depository accounts, collateralized mortgage obligations and other mortgage related or backed obligations, asset-backed securities, variable and floating rate instruments, payment-in-kind securities, participation interests in trusts and other entities, interest only and principal only stripped securities, convertible debt securities, and preferred stocks. The stated or effective maturity of the instruments can range from very short-term to very long-term.

     The Fund will seek high current income consistent with overall total return through interest earned on debt securities and through gains from the purchase and sale of the underlying securities at different prices. There is no assurance that the Fund will obtain such income or gains. All bonds are subject to relative degrees of interest rate risk and related market volatility. As interest rates rise, the value of debt securities held by the Fund and thus, shares of the Fund, can be expected to decline. As interest rates decline, the value of debt securities held by the Fund and thus, shares of the Fund, can be expected to increase. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. In addition, the value of portfolio securities can be affected by changes in the creditworthiness of the issuer, especially of high yield, high risk debt, resulting from, for example, positive or negative changes in the issuer's financial condition, its business operations, or outside economic factors impacting the issuer. Thus, as interest rates move up or down and the creditworthiness of issuers change, the amount of possible interest income and the value of the underlying debt security can both be subject to change. Under normal circumstances, the Fund expects to be fully invested in debt securities in the three sectors as described. However the Fund may, consistent with its investment objective, make other investments, including common stocks and warrants up to 15% of the Fund's total assets.

     Although the Fund's investments are discussed below in three broad sectors, many instruments are available in more than one sector, such as mortgage-related securities which can be a U.S. Government security when issued by a U.S. agency, or a non-governmental debt security when issued by a private trust.


Government Securities

U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations or sponsored enterprises. The U.S. Government securities in which the Fund invests include, among others, direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds; obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, Federal Farm Credit Banks, including mortgage-backed obligations of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation; and obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


     The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. Mortgage-related securities may also be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordi-nate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals. See "Risk Factors" below.

     The Fund may invest in stripped securities. Stripped securities are issued by governmental or private issuers. U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     Stripped securities also include mortgage-related securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs. See "Risk Factors" below.


Risk Factors

In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-backed securities. When pre-payments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

     In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.


U.S. Corporate High Yield, High Risk, Investment Grade and Other Debt
Securities


High yield, high risk debt includes corporate bonds, convertible bonds and preferred stocks, rated at the time of purchase within the BB through D categories by Standard & Poor's Corporation ("S&P") or within the Ba through C categories by Moody's Investors Service, Inc. ("Moody's"), commonly known as "junk bonds," or which are unrated but believed by the Investment Manager to be of comparable quality. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Where an investment is only rated by one rating agency, the Fund may invest on the basis of a higher rating derived from its own analysis.

     For the period August 30, 1996 (commencement of operations) through April 30, 1997, the percentage of the Fund's total investments on an average annual basis invested in debt securities of any particular rating category or its equivalent, as determined by the Investment Manager, was as follows: 37% AAA, 13% AA, 2% A, 2% BB, 41% B and 2% CCC, on a dollar weighted basis, comprising 97% of total investments. Of these bonds, 95% were rated by a nationally recognized statistical rating organization and 5% were unrated but considered to be equivalent, as determined by the Investment Manager, to comparable rated securities. The above percentages reflect ratings as of the time of purchase and subsequent changes, if any, including downgrades, for the period the securities were held.

     The Fund may also invest in higher rated, lower yield debt securities of domestic issuers. Higher rated securities include those rated within the AAA through BBB categories by S&P or within the Aaa through Baa categories by Moody's. Securities rated within the BBB category by S&P or within the Baa category by Moody's can have speculative characteristics. Investment grade securities are generally issued by larger or more established issuers, compared to lower rated securities, and are less volatile. The Fund will invest in investment grade securities when appropriate given the spread between higher and lower quality debt, market expectations, and overall portfolio composition. Investment grade debt can lessen a potential decline in the Fund's net asset value, but may also reduce the Fund's current income and total return.

     In addition to the ratings from S&P and Moody's, ratings by other nationally recognized statistical rating organizations may be used, such as Fitch's Investors Services and Duff & Phelps Credit Rating Company.


Risk Factors

Lower rated high yield, high risk securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal and their market value may be difficult to determine. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

     Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the ability of the Fund to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty;
(iii) subordination to the prior claims of senior lenders; and (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.


Other Debt Securities


The Fund may also invest in other debt-related obligations issued by corporations, trusts and similar entities such as beneficial interests in asset-backed pools, zero coupon securities, pay-in-kind ("PIK") securities, Yankee bonds and Government trust certificates. The credit quality of the issuer of such securities can range across the entire spectrum from high quality to highly speculative.

     Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution.

     Zero coupon securities pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations. The reporting of interest for zero coupon and PIK securities is similar. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market for zero coupon and payment-in-kind securities is more volatile than that of securities which pay interest at regular intervals.

     Yankee bonds are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

     The Fund may invest from time to time in collective investment vehicles, such as Government trusts whose assets consist principally of U.S. Government securities, or other assets, such as U.S. Government loans to foreign countries, substantially collateralized or supported by such securities.


International Debt Securities

The Fund may invest in debt obligations denominated in foreign currencies issued or guaranteed by governments, governmental agencies and similar bodies, and supranational organizations, corporations, financial institutions, trusts, and other entities. The Fund expects to invest predominantly in investment grade debt of issuers in Developed Nations, although no limits apply as to quality or geography.

     The Fund invests in foreign debt based on the attractiveness of the issuer, the general economic climate, the interest rate environment, and the relative strength of the U.S. dollar and relevant currency. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The obligations of foreign corporations are subject to many of the same business, industry and other fundamental variables that affect the creditworthiness of domestic corporations. All foreign debt obligation, both governmental and nongovernmental, are also affected by the interrelationships of interest rates in the U.S. and abroad and exchange rates among currencies.

     Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes Germany, France, the United Kingdom, the Netherlands, Belgium and Italy, among others. European supranational entities, in particular, issue ECU-denominated obligations.

     The Fund may invest in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). ADRs are dollar denominated receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are foreign currency denominated receipts issued in Europe which evidence a similar ownership arrangement. The Fund may also invest in bonds denominated in U.S. dollars issued outside the United States by corporations and others, for example, "Eurodollar" bonds.


Risk Factors

The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     The Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging securities market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

     For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions


In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. The Fund may simultaneously engage in such transactions in the denomination currency of the underlying investment in another currency in respect to the denomination currency; sometimes called "cross hedging". Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, large institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.


Other Investment Policies


The Fund may lend portfolio securities with a value of up to 331/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.


     The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

     The Fund may buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies, and enter into closing transactions with respect thereto; such instruments are commonly known as derivatives because they derive their value from underlying assets, such as the assets on which they are based. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such derivative positions for nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may also invest in derivatives through various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such derivatives. These swap arrangements include interest rate swaps, currency swaps and index swaps. For a more detailed discussion of derivatives, see the Statement of Additional Information. The Fund may also enter into repurchase agreements and reverse repurchase agreements.

     The Fund may purchase "when-issued" securities, which are traded on a price basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months or over a year or more. No income accrues to the Fund prior to the time it takes delivery. When-issued trading frequently occurs with governmental or private mortgage pools which are traded prior to the actual finalization of pool arrangements. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

     The Fund may invest in securities restricted as to resale. Restricted securities may be subject to the risks of illiquidity and subjective valuations because generally, there is a limited resale market for them. Some restricted securities in which the Fund may invest may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), which allows the Fund more flexibility to resell such securities, specifically to certain qualified institutional buyers. The market for Rule 144A securities, however, still is developing, and thus, even securities sold pursuant to the rule may be illiquid or their current market value difficult to determine. See the Statement of Additional Information.


     The Fund anticipates that its portfolio turnover rate will generally not exceed 200% under normal conditions. The Fund does, however, reserve full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. An actual portfolio turnover rate of 100% or more may result in greater transaction costs, relative to other funds of all types in general, and may have tax and other consequences as well. See the Statement of Additional Information.


Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.

     Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund; or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry.

     The foregoing fundamental investment restrictions do not apply in the event the Fund invests in other mutual funds, subject to future changes in law and regulatory requirements (see "The Fund and its Shares"); otherwise, the foregoing restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund, as defined under the Investment Company Act of 1940 (the "1940 Act").


     Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of the Fund to sell securities either to meet redemption requests or in response to changes in the economy or the financial markets. The foregoing nonfundamental investment restriction may be changed without a shareholder vote.


     For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.

     The Fund may hold up to 100% of its assets in cash or certain short-term securities for temporary defensive purposes when, in the opinion of the Investment Man-ager, such a position is more likely to provide protection against adverse market conditions. To the extent that the Fund's assets are held in a temporary defensive position, the Fund will not be achieving its investment objective. The types of short-term instruments in which the Fund may invest for such purposes are, as more fully described in the Statement of Additional
Information: U.S. Government securities, time deposits and corporate commercial paper rated at least within the "A" category by S&P or within the "Prime" category by Moody's (or, if not rated, issued by companies having an outstanding unsecured debt issue rated at least within the "A" category by S&P or Moody's).


[boxed text]
--------------------------------------------------------------------------------
    Information on the Purchase of Shares, Redemption of Shares and
    Shareholder Services is set forth on pages 11 to 25 below.
--------------------------------------------------------------------------------
    The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers,
    Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.
--------------------------------------------------------------------------------



Purchase of Shares

Methods of Purchase

Through Dealers and Others

Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail

Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application. Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from the shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

     If the check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.


By Wire

An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-521-6548 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:

       ABA #011000028 State Street Bank and Trust Company
       Boston, MA
       BNF = State Street Research Strategic Income Fund and class of shares
             (A, B, C or D)
       AC =  99029761
       OBI = Shareholder Name
             Shareholder Account Number
             Control #K (assigned by State Street
             Research Shareholder Services)


     In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

     An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.

     The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment
                                       Class of Shares
                            -------------------------------------
                              A          B        C        D
                            --------   --------   -----   -------
Minimum Initial Investment
 By Wire                    $5,000     $5,000     (a)     $5,000
 IRAs                       $2,000     $2,000     (a)     $2,000
 By Investamatic            $1,000     $1,000     (a)     $1,000
 All other                  $2,500     $2,500     (a)     $2,500
Minimum Subsequent Investment
 By Wire                    $5,000     $5,000     (a)     $5,000
 IRAs                       $   50     $   50     (a)     $   50
 By Investamatic            $   50     $   50     (a)     $   50
 All other                  $   50     $   50     (a)     $   50

(a) Special conditions apply; contact the Distributor.



     The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various retirement and employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).



Alternative Purchase Program


General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees. As described in greater detail below, dealers are paid differing amounts of commissions and other compensation depending on which class of shares they sell.

   The major differences among the various classes of shares are as follows:


                             CLASS A                     CLASS B              CLASS C           CLASS D
                      -------------------------   -------------------------   ---------   ----------------------
 Sales Charges        Initial sales               Contingent deferred          None       Contingent deferred
                      charge at time of           sales charge of 5%                      sales charge of 1%
                      investment of up            to 2% applies to                        applies to any shares
                      to 4.5% depending           any shares redeemed                     redeemed within one
                      on amount of                within first five years                 year following
                      investment                  following their                         their purchase
                                                  purchase; no
                                                  contingent deferred
                                                  sales charge
                                                  after five years
                      On investments of
                      $1 million or more, no
                      initial sales charge;
                      but contingent
                      deferred sales charge
                      of 1% applies to any
                      shares redeemed within
                      one year following
                      their purchase

 Distribution Fee     None                        0.75% for first              None       0.75% each year
                                                  eight years;
                                                  Class B shares
                                                  convert auto-
                                                  matically to
                                                  Class A shares
                                                  after eight years

 Service Fee          0.25% each year             0.25% each year              None       0.25% each year

 Initial              Above described             4%                           None       1%
 Commission           initial sales charge
 Received by          less 0.25% to 0.50%
 Selling              retained by
 Dealers              Distributor

                      On investments of
                      $1 million or more,
                      0.25% to 1%
                      paid to dealer by
                      Distributor

     In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

     Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

     An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

     Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of Fund shares.


     Only certain employee benefit plans and large institutions may make investments in Class C shares.

     Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers who have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts. The Distributor may also pay additional sales compensation to its affiliate, MetLife Securities, Inc.



Class A Shares--Initial Sales Charges

Sales Charges

The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.

--------------------------------------------------------------
                         Sales      Sales
                        Charge      Charge
                        Paid by    Paid by       Dealer
                       Investor    Investor    Concession
    Dollar Amount       As % of    As % of       As % of
     of Purchase       Purchase   Net Asset     Purchase
     Transaction         Price      Value         Price
--------------------------------------------------------------
  Less than $100,000     4.50%      4.71%     4.00%
--------------------------------------------------------------
  $100,000 or above
  but less than
  $250,000               3.50%      3.63%     3.00%
--------------------------------------------------------------
  $250,000 or above
  but less than
  $500,000               2.50%      2.56%     2.00%
--------------------------------------------------------------
  $500,000 or above
  but less than
  $1 million             2.00%      2.04%     1.75%
--------------------------------------------------------------
  $1 million and                              See following
  above                   0%         0%       discussion
--------------------------------------------------------------

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:

Amount of Sale                    Commission
--------------------------------- ------------
(a) $1 million to $3 million  ...    1.00%
(b) Next $2 million  ............    0.50%
(c) Amount over $5 million ......    0.25%


     On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).

     Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs

Class A shares of the Fund may be sold at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment

Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


     The initial sales charge will also be waived on Class A shares purchased and paid for with the proceeds of shares redeemed in the past 90 days from a mutual fund (other than a fund managed by the Investment Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid; this waiver must be requested when the purchase order is placed for the Class A shares and the Distributor may require evidence of qualification for this waiver and establish other conditions. Availability of the waiver is subject to completion of steps necessary to implement the purchase program.


Class B Shares--Contingent Deferred Sales Charges


Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

     The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

     Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:



                            Contingent Deferred Sales
                            Charge As A Percentage Of
Redemption During               Net Asset Value
-------------------------   ---------------------------
1st Year Since Purchase                5%
2nd Year Since Purchase                4%
3rd Year Since Purchase                3%
4th Year Since Purchase                3%
5th Year Since Purchase                2%
6th Year Since Purchase
   and Thereafter                     None



     In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Funds, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the low-est possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Contingent Deferred Sales Charge Waivers

The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 701/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.

     In general, Class C shares are only available for new investments by certain large institutions, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


     Class C shares may be issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares not subject to any future sales charge or service fees or distribution fees.



Class D Shares--Spread Sales Charges

The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.

     Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capi-tal gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Net Asset Value


The Fund's per share net asset values are determined Monday through Friday as of the close of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by the Fund are valued at the last reported sale price as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Fund may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less that have a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.


Distribution Plan


The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:


Class     Service Fee     Distribution Fee
-------   -------------   -----------------
  A         0.25%              None
  B         0.25%             0.75%
  C          None              None
  D         0.25%             0.75%


     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.


     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.


Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the applicable net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.


Methods of Redemption


Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.


Request By Telephone


Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.


Request by Check (Class A Shares Only)


Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. There is no charge associated with redemption of shares by check. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.


     Shareholders can request the checkwriting privilege by completing the signature card which is part of the Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.


     The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.


Proceeds By Wire



Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares. The Fund has reserved the right to change, modify or terminate the services described above at any time.


Additional Information


Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other

Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.


Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.


Shareholder Services


The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

      (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

      (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

      (c) All income dividends and capital gains distributions in cash.

      (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Appli-cation, the account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of the acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or the shareholder's dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.

     The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed other-wise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or "market timing" strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a market timing strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time.

     The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. Consult Shareholder Services before requesting an exchange or for further information.


Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans
The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.

     The Distributor also offers IRAs and retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.


     Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program and the Systematic Withdrawal Plan at the same time.


Dividend Allocation Plan

The Dividend Allocation Plan allows shareholders to elect to have all of their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.



Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.


Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.


Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

      (1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

      (2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

      (3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire form requires a signature guarantee; and

      (4) the privilege allowing the shareholder to make telephone purchases or redemptions, transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.

     A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

     A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

     Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures must be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses due to unauthorized or fraudulent instructions if such procedures are not followed.


     Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


Shareholder Account Inquiries:
 Please call 1-800-562-0032


Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. For more information and/or requisite authorization forms for telephone redemption and exchange privileges call 1-800-562-0032. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.


The Fund and its Shares


The Fund was organized in August, 1996 as an additional series of State Street Research Securities Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission under the 1940 Act, as an open-end management investment company. The fiscal year end of the Fund is April 30.


     Subject to a number of conditions, including the granting of an exemptive order from the Securities and Exchange Commission and/or possible changes in applicable laws and regulatory policy, the Fund may choose to become a fund of funds, that is, a mutual fund which invests in other mutual funds. For example, the Fund could invest in an affiliated fund that invests primarily in U.S. Government securities, a second affiliated fund that invests primarily in high yield, high risk securities, and a third fund that invests in international debt. Such an arrangement could offer advantages to the Fund through more efficient operations and portfolio diversification.

     Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

     The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. The Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval and subject to compliance with applicable law. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Under the Master Trust Agreement of the Trust, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act or other reasons.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


     As of July 31, 1997, the Investment Manager, the Distributor and/or Metropolitan, their indirect parent, were the beneficial owners in the aggregate of 66.3% and 82.7% of the outstanding Class A and Class C shares of the Fund, respectively, and may be deemed to be in control of such classes as "control" is defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.


Management of the Fund

Under the provisions of the Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees. The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan, and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

     Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.75% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Fund also incurs expenses payable to various states in connection with the offer and sale of the Fund's shares, and expenses for legal, custodian and transfer agent services, among other costs. Under the Advisory Agreement, the Investment Manager provides the Fund with office space, facilities and personnel. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

     John H. Kallis is primarily responsible for the day-to-day management of the Fund's portfolio. He has managed the Fund since inception. Mr. Kallis has investment discretion over the entire portfolio of the Fund, makes investment decisions as to specific securities holdings, allocates and from time to time adjusts such allocations of investments among different sectors, and delegates responsibility for defined portions of the portfolio to others. Mr. Kallis manages the U.S. government securities sector of the Fund. His principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company. Mr. Bartlett R. Geer has managed the high yield, high risk securities sector of the Fund since inception. Mr. Geer's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years, he has also served as Vice President of State Street Research & Management Company. Ms. Elizabeth M. Westvold has managed the international debt sector of the Fund since inception. Ms. Westvold's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years, she has also served as Vice President and as a securities analyst for State Street Research & Management Company.

     Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

     The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.


Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year end and it intends to qualify as such in future fiscal years although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income taxes on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


     Dividends from net investment income will be declared daily during each calendar month and paid monthly; distributions of long-term and short-term capital gain net income will generally be made on an annual basis (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distribution as described below. Both dividends from net investment income and distributions of capital gain net income will be paid to shareholders in additional shares of the Fund at net asset value, except in the case of shareholders who elect a different available distribution method.

     The Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

     The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.

     Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).

     Although not contemplated, it is possible that total distributions in a year could exceed the total of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes, because of technical tax and accounting considerations and the distribution procedures described above, among other reasons. This excess would first be treated as a "return of capital" for federal income tax purposes and would reduce by its amount the shareholder's cost or other basis in his or her shares. After the shareholder's cost or other basis is reduced to zero, which is highly unlikely, the distribution will be treated as gain from the sale of Fund shares.


     Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares.


     Dividends and other distributions and proceeds of redemptions of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

     The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.


Calculation of Performance Data


From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C and Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. In addition, the Fund may state its weighted average portfolio quality. The Fund may also compare its performance to appropriate indices such as Lehman Brothers Aggregate Bond Index, First Boston High Yield Bond Index, Salomon Brothers Non-U.S. Dollar World Government Bond Index, Merrill Lynch Domestic Master Bond Index, Merrill Lynch Global Bond Index, Merrill Lynch High Yield Master Index,

Standard & Poor's 500 Stock Index (the "S&P 500"), Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages, such as the Lipper Multi-Sector Income Funds average, compiled by Lipper Analytical Services, Inc., or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, the Wall Street Journal and Investor's Daily.

     Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods with or without annualizing the total return or taking sales charges into account.


     The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio, and all recurring charges are recognized.

     The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not taken into account in the calculation of nonstandard total return, the results will be increased. Any voluntary waiver of management fees or assumption of expenses by the Fund's affiliates will also increase performance results.

     The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

     Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor the Fund's performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

APPENDIX


Description of Debt/Bond Ratings


Standard & Poor's Corporation


     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.


     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial commitment on the obligation is very strong.


     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.


     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.


     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


     CCC: An obligation rated within the CCC category is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.


     CC: An obligation rated CC is currently highly vulnerable to nonpayment.


     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.


     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risks--such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.



Moody's Investors Service, Inc.


Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

      STATE STREET RESEARCH
      STRATEGIC INCOME FUND
      One Financial Center
      Boston, MA 02111

      INVESTMENT ADVISER
      State Street Research &
      Management Company
      One Financial Center
      Boston, MA 02111

      DISTRIBUTOR
      State Street Research
      Investment Services, Inc.
      One Financial Center
      Boston, MA 02111

      SHAREHOLDER SERVICES
      State Street Research
      Shareholder Services
      P.O. Box 8408
      Boston, MA 02266
      800-562-0032

      CUSTODIAN
      State Street Bank and
      Trust Company
      225 Franklin Street
      Boston, MA 02110

      LEGAL COUNSEL
      Goodwin, Procter & Hoar LLP
      Exchange Place
      Boston, MA 02109

      INDEPENDENT ACCOUNTANTS
      Coopers & Lybrand L.L.P.
      One Post Office Square
      Boston, MA 02109




[STATE STREET RESEARCH LOGO]


                              State Street Research

                              Strategic Income Fund

                                September 1, 1997



                               P R O S P E C T U S



SI/470E-997IBS          CONTROL NUMBER: 4246-970828 (0998) SSR-LD

                  STATE STREET RESEARCH INTERMEDIATE BOND FUND

                                   a series of

                     STATE STREET RESEARCH SECURITIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 1997


                                TABLE OF CONTENTS

                                                                        Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...........................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES...........4

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..........................11

TRUSTEES AND OFFICERS....................................................15

INVESTMENT ADVISORY SERVICES.............................................18

PURCHASE AND REDEMPTION OF SHARES........................................19

NET ASSET VALUE..........................................................21

PORTFOLIO TRANSACTIONS...................................................22

CERTAIN TAX MATTERS......................................................25

DISTRIBUTION OF SHARES OF THE FUND.......................................27

CALCULATION OF PERFORMANCE DATA..........................................29

CUSTODIAN................................................................33

INDEPENDENT ACCOUNTANTS..................................................33

FINANCIAL STATEMENTS.....................................................33



         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Intermediate Bond Fund dated September 1, 1997, which may be obtained without charge from the offices of State Street Research Securities Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         The fundamental and non-fundamental policies of the Fund do not apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation of a structure allowing the Fund to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Fund to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in essentially financial items such as swap arrangements, hybrids, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed investments in commodities or commodities contracts;*

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);


         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry,
                  (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.



                  The following non-fundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);


         (2) not to invest more than 5% of its total assets in securities of private issuers including predecessors with less than three years= continuous operations (except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc., or their equivalent by any other nationally recognized statistical rating organization, or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes); provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulations S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (3) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;

         (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (ta ken at current value) are held as collateral for such sales at any time; and for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin);


         (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (6) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (7) not to invest in warrants in excess of 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

         (8) not to purchase any security while borrowings, including reverse repurchase agreements, representing more than 5% of the Fund's total assets are outstanding.



                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts, with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which the use of such techniques is expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. In most cases, only futures and options listed and traded on national securities exchanges or registered commodities exchanges or which are readily marketable will be used. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a 'short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The

Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.


         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.


         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.


         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.


         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity


         The Fund will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.


         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might in some cases require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund may engage in currency exchange transactions. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In transactions involving forward currency exchange contracts, cash or marketable securities equal to the price of the contract will be identified for segregation by the Fund to the Trust's custodian to ensure that the use of such instruments is unleveraged. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of the Fund's net assets. Currently, the Fund does not expect to invest more than 5% of its net assets in repurchase agreements.

Reverse Repurchase Agreements


         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Rule 144A Securities


         Currently, the Fund's policy is to not make an investment in restricted securities, including Rule 144A and other restricted securities, if as a result more than 35% of its total assets are invested in such securities, provided not more than 10% of its assets are invested in non-Rule 144A Securities.

         The Fund's policy is to not make an investment in securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, if as a result more than 35% of its total assets are invested in such securities and not more than 10% of its assets are invested in other than Rule 144A securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are still developing; depending on the development of such markets, such Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

          Restricted securities which are not resalable under Rule 144A can be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.


         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables, etc. "Asset-backed--Mortgages" include private pools of nongovernment backed mortgages.

Aerospace                         Grocery
Airline                           Healthcare & Hospital Management
Asset-backed--Mortgages           Hospital Supply
Asset-backed--Credit Card         Hotel & Restaurant
Receivables                       Insurance
Automotive                        Machinery
Automotive Parts                  Media
Bank                              Metal & Mining
Building                          Office Equipment
Business Service                  Oil Production
Cable Capital Goods & Equipment   Oil Refining & Marketing
Chemical                          Oil Service
Computer Software & Service       Paper Products
Conglomerate                      Personal Care
Consumer Goods & Services         Photography
Container                         Plastics
Cosmetics                         Printing & Publishing
Diversified                       Railroad
Drug                              Real Estate & Building
Electric                          Recreation
Electric Equipment                Retail Trade
Electronic Components             Savings & Loan
Electronic Equipment              Shipping & Transportation
Entertainment                     Technology & Communications
Financial Service                 Telephone
Food & Beverage                   Textile & Apparel
Forest Products                   Tobacco
Gaming & Lodging                  Truckers
Gas                               Trust Certificates--Government Related Lending
Gas Transmission





                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('sTRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

         Bank money investments include but are not limited to certificates of deposit, bankers" acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal

Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.


         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Commercial Paper Ratings


         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by Standard & Poor's Corporation ('s&P") or within the "Prime" category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" major rating category by S&P or by within the "Prime" category by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" major rating category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" major rating category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, Secretary and General Counsel of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

-----------------------------------------
     *  or + See footnotes on page 17.

         *+Kim M. Peters, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February, 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *Elizabeth M. Westvold, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 37. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years she has also served as Vice President and as an analyst for State Street Research & Management Company.

         As of July 31, 1997, the Trustees and principal officers of the Trust as a group owned none of the Fund's outstanding shares.

         As of July 31, 1997, Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation having its principal offices at One Madison Avenue, New York, NY 10010, was the record - and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of approximately 79.3% of the outstanding Class C shares of the Fund. As of the same date, Chase Manhattan Bank, N.A., 770 Broadway, New York, NY 10003, was the record owner of approximately 20.1% of the Fund's outstanding Class C shares. Chase Manhattan Bank, N.A. holds such shares as a trustee under certain employee benefit




-----------------------------------------
     *  or + See footnotes on page 17.

plans serviced by Metropolitan. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares are so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class.


-----------------------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee or Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         The Trustees were compensated as follows:

----------------------------------------------------------------------------

                                Aggregate              Total Compensation
        Name of               Compensation           From Trust and Complex
        Trustee               From Trust(a)           Paid to Trustees (b)
----------------------------------------------------------------------------

Steve A. Garban                  $  496                     $ 34,750
Malcolm T. Hopkins               $  496                     $ 34,750
Edward M. Lamont                 $2,750                     $ 59,375
Robert A. Lawrence               $2,950                     $ 92,125
Dean. O. Morton                  $3,150                     $ 96,125
Thomas L. Phillips               $2,950                     $ 59,375
Toby Rosenblatt                  $2,750                     $ 59,375
Michael S. Scott Morton          $3,750                     $100,325
Ralph F. Verni                   $    0                     $      0
Jeptha H. Wade                   $3,350                     $ 63,375

---------------------

(a) For the Fund's fiscal year ended April 30, 1997. Includes compensation from multiple series of the Trust for the fiscal year ended April 30, 1997. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies, for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and the series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.55% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended April 30, 1997, 1996 and for the period May 16, 1994 (commencement of operations) through April 30, 1995 the Fund's investment advisory fee prior to the assumption of fees or expenses was $92,595, $89,783 and $72,084, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $200,948, $165,638 and $151,957, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of the Fund and in preparing various reports required by regulations.

         Under a Shareholders" Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders" administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which the Fund's shares may be purchased.


         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such persons position, the identity of the security, the timing of the transactions, and similar factors. Such persons must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.



                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

         The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

Reduced Sales Charges

         For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

Class B Shares

         In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares.


Class C Shares

         Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

Reorganizations

         In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

Redemptions

         The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                 NET ASSET VALUE

         The net asset values of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees utilize one or more pricing services to value certain securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers" NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus. For the fiscal years ended April 30, 1996 and 1997 the portfolio turnover rate was 117.28% and 68.61%, respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended April 30, 1997 was significantly lower than that for the previous fiscal year because of the decline in volatility in the bond market and the relevant decrease in trading necessary in light of the Fund's overall trading strategy.



Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for the transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of the firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transactions without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.



         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.



         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealer from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.



         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstance may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal years ended April 30, 1997 and 1996 and for the period May 16, 1994 (commencement of operations) through April 30, 1995, the Fund paid no brokerage commissions in secondary trading. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other claims.


                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General


         The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax-years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.



         Beginning May 1, 1998 (the start of the Funds first tax year that begins after August 5, 1997), when the fund no longer has to comply with the 30% test in order to qualify under Subchapter M, the Fund will have greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has effect of limiting the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) The 30% test also may limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.


         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.


         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until May 1, 1998), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of the Shareholders

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Securities Trust is currently comprised of the following series: State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A 'series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended April 30, 1997 and 1996, and for the period May 16, 1994 (commencement of operations) through April 30, 1995, the Distributor received no sales charges upon sales of Class A shares. For the same periods, the Distributor reallowed no concessions to dealers. The Distributor may also pay its affiliate, Metlife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more.

Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the fiscal years ended April 30, 1997 and 1996 and for the period May 16, 1994 (commencement of operations) through April 30, 1995, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund.


         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         For the period May 1, 1996 to March 27, 1997 the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                            Class A

Advertising                                 $  208

Printing and mailing of
prospectuses to other
than current shareholders                   $   75

Compensation to dealers                          0

Compensation to sales personnel             $  729

Interest                                         0

Carrying or other
financial charges                                0

Other Expenses:
   Marketing, general                       $  349
                                            -------
                    Total                   $1,361
                                            ======


The Distributor may also use additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ('standard total return") and yield of the Class A and Class C shares of the Fund will be calculated as set forth below; currently only Class A and Class C shares have been issued. Total return and yield are computed separately for each class of shares of the Fund.


         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return


         The standard total return of each class of shares of the Fund was as follows:

                                                        May 16, 1994
                          One Year                   (commencement of
                            Ended                       operations)
                       April 30, 1997                to April 30, 1997
                       --------------                -----------------

                        With Subsidy                   With Subsidy

Class C                    5.85%                           6.56%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                            P(1+T)n = ERV

         Where:   P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value at the end of the
                                    designated period assuming a hypothetical
                                    $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.


Yield

         The annualized yield of the Class C share of the Fund, based on the month of April, 1997 was as follows:


                                                   With Subsidy

                      Class C                         6.45%

         Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                           YIELD = 2[(a - b + 1)6 -1]
                                       cd

         Where:   a     =    dividends and interest earned during the period

                  b     =    expenses accrued for the period (net of voluntary
                             expense reductions by the Investment Manager)

                  c     =    the average daily number of shares outstanding
                             during the period that were entitled to receive dividends

                  d     =    the maximum offering price per share on the last
                             day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses relating to the Fund, during the subject period. In the absence of such subsidization, the performance of the Fund may be lower.

Nonstandardized Total Return


         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the Fund's nonstandardized total returns for the six months ended April 30, 1997, without taking sales charges into account, were as follows:

                                                  With Subsidy

                      Class C                        1.47%


Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rate of the Class A shares and Class C shares of the Fund, based on the month of April 1997 were as follows:

                           Class C          5.88%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information , call State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended April 30, 1997:

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1997

--------------------------------------------------------------------------------

                                     Principal   Maturity          Value
                                      Amount       Date          (Note 1)
--------------------------------------------------------------------------------
FIXED INCOME SECURITIES 93.4%
U.S. Treasury 54.0%
U.S. Treasury Bond, 9.875%   ...... $  175,000   11/15/2015     $  226,460
U.S. Treasury Note, 6.75% .........    675,000    5/31/1999        680,798
U.S. Treasury Note, 7.125%   ......  1,475,000    9/30/1999      1,500,119
U.S. Treasury Note, 6.875%   ......  1,175,000    3/31/2000      1,188,583
U.S. Treasury Note, 6.625%   ......    525,000    7/31/2001        526,475
U.S. Treasury Note, 7.50% .........    200,000   11/15/2001        207,218
U.S. Treasury Note, 6.25% .........    475,000    2/28/2002        468,616
U.S. Treasury Note, 7.25% .........  1,325,000    5/15/2004      1,367,851
U.S. Treasury Note, 7.875%   ......  1,725,000   11/15/2004      1,843,059
U.S. Treasury Note, 6.50% .........    750,000    8/15/2005        738,870
U.S. Treasury Note, 3.375%   ......    151,086    1/15/2007        148,678
                                                                 ---------
                                                                 8,896,727
                                                                 ---------
U.S. Agency 2.6%
Federal Home Loan Mortgage
  Corp. Note, 7.24% ...............    150,000    5/15/2002        149,250
Guaranteed Export Trust
  Notes, Series 95-B, 6.13%            264,706    6/15/2004        259,896
Guaranteed Export Trust
  Notes, Series 96-A, 6.55%             22,059    6/15/2004         21,916
                                                                   -------
                                                                   431,062
                                                                   -------
U.S. Agency Mortgage 4.1%
Federal National Mortgage
  Association, 8.00%   ............    198,867    4/01/2008        204,708
Government National Mortgage
  Association, 6.50%...............     64,787    2/15/2009         63,380
Government National Mortgage
  Association, 6.50%...............     86,810    5/15/2009         84,924
Government National Mortgage
  Association, 9.00%...............     72,682   11/15/2016         77,393
Government National Mortgage
  Association REMIC Series
  96-6-B, 6.50%  ..................    250,000   10/16/2017        244,962
                                                                   -------
                                                                   675,367
                                                                   -------
Canadian-Yankee 6.3%
Hydro Quebec Deb., 13.25% .........    250,000   12/15/2013        285,777
Province of Manitoba Global
  Note, 6.75% .....................     75,000    3/01/2003         74,202
Province of Ontario Deb.,
  11.50 %  ........................    175,000    3/10/2013        189,453
Province of Quebec Deb.,
  8.80 %   ........................    250,000    4/15/2003        270,060
Southern Investments Sr.
  Note, 6.375%   ..................     75,000   11/15/2001         73,077

                                     Principal   Maturity          Value
                                      Amount       Date          (Note 1)
                                    ------------ ------------   ------------
Talisman Energy Inc. Deb.,
  7.125%   ........................ $  150,000    6/01/2007     $  146,489
                                                                -----------
                                                                 1,039,058
                                                                -----------
Foreign Government 1.4%
                             Australian Dollar
Government of Australia, 10.00%        150,000    2/15/2006        133,152
                               Canadian Dollar
Government of Canada, 0.00%  ......     50,000   10/16/1997         35,309
                        European Currency Unit
Government of France, 8.00%        .    50,000    4/25/2003         63,176
                                                                -----------
                                                                   231,637
                                                                -----------
Finance/Mortgage 18.5%
Associates Corp. of North
  America Note, 6.375% ............ $  150,000   10/15/2002        145,499
Capital One Bank Sr. Note,
  7.08 %   ........................    150,000   10/30/2001        149,220
Chase Mortgage Finance
  Corp. Series 93L-5, 6.25%  ......     75,000   10/25/2024         72,375
CIT Group Holdings Inc. Note,
  6.75 %   ........................    100,000    5/15/2001         99,501
CNA Financial Corp. Note,
  6.75 %   ........................    175,000   11/15/2006        166,302
Columbia / HCA Healthcare
  Corp. Master Trust Note,
  6.87 %   ........................    125,000    9/15/2003        123,751
Countrywide Funding Corp.
  Master Trust Note, 6.28%   ......    175,000    1/15/2003        168,131
Countrywide Mortgage Inc.
  Series 1994-2 Class A-7,
  6.50 %   ........................    150,000    4/25/2008        149,484
Discover Credit Card Trust
  Series 1993 A, 6.25% ............    150,000    8/16/2000        149,859
Finova Capital Corp. Note,
  6.375%   ........................    100,000   10/15/2000         98,260
General Motors Acceptance
  Corp. Master Trust Note,
  7.85 %   ........................    275,000   11/17/1997        277,365
Household Affinity Credit Card
  Master Trust Series
  1994-1A, 5.57% ..................    150,000    5/15/2001        150,187
Household Finance Corp.
  Note, 6.875%   ..................     75,000    3/01/2003         74,152
Los Angeles County, California
  Pension Series 94-D,
  6.65 %   ........................    100,000    6/30/2003         98,702
NationsBank Master Trust
  Series 1995-1, 6.45% ............    575,000    4/15/2003        571,763

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                        Principal   Maturity           Value
                                                         Amount       Date            (Note 1)
----------------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Prudential Home Mortgage
  Securities Co. Series 93-29
  A-6 PAC, 6.75%  ....................................  $ 86,762     8/25/2008      $    86,355
Prudential Home Mortgage
  Series 19 A-5, 7.00%  ..............................   110,062     6/25/2023          109,855
Sears Credit Account Master
  Trust Series 1995-2, 8.10%                             125,000     6/15/2004          128,633
Structured Assets Security
  Corp. Series 1996-CFL
  A-1C, 5.94%  .......................................   225,000     2/25/2028          221,695
                                                                                    -----------
                                                                                      3,041,089
                                                                                    -----------
Corporate 5.7%
Case Credit Corp. Note, 6.125%.                          100,000     2/15/2003           94,921
Chevron Corp. Profit Sharing
  Note, 8.11%  .......................................   125,000    12/01/2004          130,130
Darden Restaurants Inc.
  Note, 6.375% .......................................   175,000     2/01/2006          159,630
DeBartolo Capital Partnership
  A-2, 7.48%+  .......................................   150,000     5/01/2004          153,000
Electronic Data Systems Corp.
  Note, 6.85%+ .......................................   250,000     5/15/2000          250,530
Southern California Edison Co.
   Deb., 5.875%   ....................................   150,000     1/15/2001          144,999
                                                                                    -----------
                                                                                        933,210
                                                                                    -----------

                                                        Principal   Maturity           Value
                                                         Amount       Date            (Note 1)
                                                       ------------ ------------   ---------------
Trust Certificates 0.8%
Rural Electric Cooperative
  Grantor Trust Certificates,
    10.11%  ..........................................  $125,000    12/15/2017      $   133,774
                                                                                    -----------
Total Fixed Income Securities (Cost $15,591,716)......                               15,381,924
                                                                                    -----------
SHORT-TERM OBLIGATIONS 4.9%
American Express Credit
  Corp., 5.50% .......................................   254,000     5/01/1997          254,000
American Express Credit
  Corp., 5.48% .......................................   176,000     5/01/1997          176,000
American Express Credit
  Corp., 5.38% .......................................   373,000     5/01/1997          373,000
                                                                                    -----------
Total Short-Term Obligations (Cost $803,000) .........                                  803,000
                                                                                    -----------
Total Investments (Cost $16,394,716)--98.3%  .........                               16,184,924
Cash and Other Assets, Less Liabilities--1.7%   ......                                  284,048
                                                                                    -----------
Net Assets--100.0%   .................................                              $16,468,972
                                                                                    ===========
Federal Income Tax Information:
At April 30, 1997, the net unrealized depreciation of
  investments based on cost for Federal income tax
  purposes of $16,404,299 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost   ....................................                              $    44,094
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value   .......................................                                 (263,469)
                                                                                    -----------
                                                                                    $  (219,375)
                                                                                    ===========

--------------------------------------------------------------------------------


+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1997 were $406,108 and $403,530 (2.45% of net assets), respectively.

Forward currency exchange contracts outstanding at April 30, 1997 are as follows:
-------------------------------------------------------------------------------

                                                     Total Value
-------------------------------------------------------------------------------
Sell Australian dollars, Buy U.S. dollars              32,000 AUD
Sell Australian dollars, Buy U.S. dollars             150,000 AUD
Buy Australian dollars, Sell U.S. dollars              22,000 AUD
Sell Canadian dollars, Buy U.S. dollars                90,000 CAD
Buy Canadian dollars, Sell U.S. dollars                90,000 CAD
Sell Danish krone, Buy U.S. dollars                   710,300 DKK
Buy Danish krone, Sell U.S. dollars                   352,300 DKK
Buy Danish krone, Sell U.S. dollars                   358,000 DKK
Sell European currency units, Buy U.S. dollars         56,000 XEU



                                                                                Unrealized           Delivery
                                                    Contract Price     Appreciation (Depreciation)     Date
---------------------------------------------------------------------- ---------------------------- ----------
Sell Australian dollars, Buy U.S. dollars                 .75560  AUD            $  (773)            5/14/97
Sell Australian dollars, Buy U.S. dollars                 .77920  AUD                (41)            7/24/97
Buy Australian dollars, Sell U.S. dollars                 .77567  AUD                 90             5/14/97
Sell Canadian dollars, Buy U.S. dollars                   .74223  CAD              2,310             5/14/97
Buy Canadian dollars, Sell U.S. dollars                   .74267  CAD             (2,350)            5/14/97
Sell Danish krone, Buy U.S. dollars                       .15684  DKK              3,541             5/14/97
Buy Danish krone, Sell U.S. dollars                       .15533  DKK             (1,223)            5/14/97
Buy Danish krone, Sell U.S. dollars                       .15316  DKK               (467)            5/14/97
Sell European currency units, Buy U.S. dollars           1.16180  XEU              1,880             5/14/97
                                                                                 -------
                                                                                 $ 2,967
                                                                                 =======

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


April 30, 1997


Assets
Investments, at value (Cost $16,394,716) (Note 1)  ......  $16,184,924
Cash  ...................................................        9,216
Interest receivable  ....................................      277,389
Receivable for securities sold   ........................      226,430
Receivable from Distributor (Note 3)   ..................       30,818
Receivable for open forward contracts  ..................        7,821
Deferred organization costs and other assets (Note 1)....       48,270
                                                            -----------
                                                            16,784,868
Liabilities
Payable for securities purchased    .....................      228,715
Accrued transfer agent and shareholder services
  (Note 2)  .............................................       14,344
Accrued management fee (Note 2)  ........................        7,373
Payable for open forward contracts  .....................        4,854
Accrued trustees' fees (Note 2)  ........................        4,002
Payable for fund shares redeemed    .....................          149
Other accrued expenses  .................................       56,459
                                                            -----------
                                                               315,896
                                                            -----------
Net Assets                                                 $16,468,972
                                                            ===========
Net Assets consist of:
Undistributed net investment income    ..................  $   105,503
Unrealized depreciation of investments    ...............     (209,792)
Unrealized appreciation of forward contracts and
  foreign currency   ....................................        2,589
Accumulated net realized loss    ........................      (74,047)
Shares of beneficial interest    ........................   16,644,719
                                                            -----------
                                                           $16,468,972
                                                            ===========
Net Asset Value, offering price and redemption price
  per share of Class C shares ($16,468,972 [divided by]
  1,727,276 shares of beneficial interest)   ............        $9.53
                                                            ===========


--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the year ended April 30, 1997

Investment Income
Interest, net of foreign taxes of $750 ..................   $1,159,165
Expenses
Management fee (Note 2)    ..............................       92,595
Custodian fee  ..........................................       76,842
Transfer agent and shareholder services (Note 2)   ......       33,291
Reports to shareholders    ..............................       29,167
Audit fee   .............................................       20,354
Registration fees    ....................................       18,194
Amortization of organization costs (Note 1)  ............       17,626
Trustees' fees (Note 2)    ..............................       15,352
Legal fees  .............................................       10,643
Service fee--Class A (Note 5)    ........................        1,361
Miscellaneous  ..........................................       13,150
                                                            ----------
                                                               328,575
Expenses borne by the Distributor (Note 3)   ............     (200,948)
                                                            ----------
                                                               127,627
                                                            ----------
Net investment income   .................................    1,031,538
                                                            ----------
Realized and Unrealized Gain (Loss)
  on Investments, Forward Contracts
  and Foreign Currency
Net realized loss on investments (Notes 1 and 4)   ......      (91,465)
Net realized gain on forward contracts and foreign
  currency (Note 1)  ....................................       24,568
                                                            ----------
 Total net realized loss   ..............................      (66,897)
                                                            ----------
Net unrealized depreciation of investments   ............       (5,765)
Net unrealized depreciation of forward contracts and
  foreign currency   ....................................       (5,041)
                                                            ----------
 Total net unrealized depreciation  .....................      (10,806)
                                                            ----------
Net loss on investments, foreign currency and
  forward contracts  ....................................      (77,703)
                                                            ----------
Net increase in net assets resulting from operations   .    $  953,835
                                                            ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                           Year ended April 30
                                     -------------------------------
                                         1997             1996
                                     ---------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income ............    $ 1,031,538      $  983,058
Net realized gain (loss) on
  investments, forward
  contracts and foreign
  currency*  .....................        (66,897)        426,304
Net unrealized depreciation of
  investments, forward
  contracts and foreign
  currency   .....................        (10,806)       (341,461)
                                      -----------      -----------
Net increase resulting from
  operations .....................        953,835       1,067,901
                                      -----------      -----------
Dividends from net
  investment income:
  Class A  ........................       (28,352)       (499,811)
  Class C  ........................    (1,049,495)       (491,281)
                                      -----------      -----------
                                       (1,077,847)       (991,092)
                                      -----------      -----------
Distributions from net
  realized gains:
  Class A  ........................        (4,744)        (85,667)
  Class C  ........................      (129,421)        (52,497)
                                      -----------      -----------
                                         (134,165)       (138,164)
                                      -----------      -----------
Net increase from fund share
  transactions (Note 6)  .........         59,232       2,769,590
                                      -----------      -----------
Total increase (decrease) in
  net assets    ..................       (198,945)      2,708,235
Net Assets
Beginning of year  ...............     16,667,917      13,959,682
                                      -----------      -----------
End of year (including
  undistributed net
  investment income of
  $105,503 and $156,154,
  respectively)    ...............    $16,468,972     $16,667,917
                                      ===========      ===========
*Net realized gain (loss) for
  Federal income tax
  purposes (Note 1)   ............    $   (13,811)    $   310,547
                                      ===========      ===========

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 1997


Note 1

State Street Research Intermediate Bond Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust presently consists of two separate funds: State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund.

The investment objective of the Fund is to provide total return, consisting primarily of current income and secondarily of capital appreciation, commensurate with reasonable investment risk. In seeking to achieve this investment objective, the Fund invests primarily in a diversified portfolio of debt securities considered investment grade by one or more nationally recognized rating agencies or of comparable quality by the Fund's investment manager.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Effective March 27, 1997, the Fund discontinued offering Class A shares. Class A shares were subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
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B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.


C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.


D. Dividends
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. For the year ended April 30, 1997, the Fund has designated as long-term $89,443 of the distributions from net realized gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.


E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At April 30, 1997, the Fund had a capital loss carryforward of $13,811 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on April 30, 2005.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through April 30, 1997, the Fund incurred net capital losses of approximately $51,000 and intends to defer and treat such losses as arising in the fiscal year ended April 30, 1998.


F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.


G. Forward Contracts and Foreign Currencies
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.


H. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.55% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended April 30, 1997, the fees pursuant to such agreement amounted to $92,595.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Trust may be purchased. During the year ended April 30, 1997, the amount of such expenses was $9,712.

The fees of the Trustees not currently affiliated with the Adviser amounted to $15,352 during the year ended April 30, 1997.

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended April 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $200,948.

Note 4

For the year ended April 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $11,484,016 and $10,323,425 (including $9,318,683 and $7,614,420 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period May 1, 1996 to March 27, 1997, fees pursuant to such plan amounted to $1,361 for Class A.

Note 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1997, Metropolitan owned 1,406,327 Class C shares of the Fund and the Adviser owned 10,548 Class C shares of the Fund.

Share transactions were as follows:

                                                                         Year ended April 30
                                                                    -----------------------------
                                                                                1997
                                                                    -----------------------------
Class A                                                                 Shares         Amount
------------------------------------------------------------------- -------------- --------------
Shares sold  ......................................................         --      $       --
Issued upon reinvestment of distribution from net realized gains            --              --
Shares repurchased ................................................    (60,764)       (585,159)
                                                                      --------      ----------
Net decrease    ...................................................    (60,764)     $ (585,159)
                                                                      ========      ==========
Class C                                                                 Shares         Amount
------------------------------------------------------------------- -------------- --------------
Shares sold  ......................................................     74,900      $  718,964
Issued upon reinvestment of:
 Dividends from net investment income   ...........................     18,873         180,151
 Distributions from net realized gains  ...........................     13,453         129,421
Shares repurchased    .............................................    (39,884)       (384,145)
                                                                      --------      ----------
Net increase    ...................................................     67,342      $  644,391
                                                                      ========      ==========



                                                                                  1996
                                                                    --------------------------------
Class A                                                                 Shares           Amount
----------------------------------------------------------------------------------- ----------------
Shares sold  ......................................................          270     $      2,653
Issued upon reinvestment of distribution from net realized gains           8,595           84,835
Shares repurchased ................................................   (1,005,714)     (10,003,474)
                                                                     -----------     ------------
Net decrease    ...................................................     (996,849)    $ (9,915,986)
                                                                     ===========     ============
Class C                                                                 Shares           Amount
----------------------------------------------------------------------------------- -------------
Shares sold  ......................................................    1,290,402     $ 12,860,137
Issued upon reinvestment of:
 Dividends from net investment income   ...........................       12,035          118,427
 Distributions from net realized gains  ...........................        5,319           52,496
Shares repurchased    .............................................      (34,534)        (345,484)
                                                                     -----------     ------------
Net increase    ...................................................    1,273,222     $ 12,685,576
                                                                     ===========     ============

STATE STREET RESEARCH INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:


                                                                                            Class A
                                                               ------------------------------------------------------------------
                                                                                                    Year ended April 30
                                                                    May 1, 1996 to        ---------------------------------------
                                                                    March 27, 1997          1996**              1995***
                                                               -------------------------- ------------ --------------------------
Net asset value, beginning of year                                     $ 9.75               $ 9.66             $ 9.55
                                                                       ------               ------             ------
Net investment income*                                                   0.57                 0.59               0.54
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                                 (0.15)                0.10               0.01
                                                                       ------               ------             ------
  Total from investment operations                                       0.42                 0.69               0.55
                                                                       ------               ------             ------
Dividends from net investment income                                    (0.46)               (0.52)             (0.44)
Distributions from net realized gains                                   (0.08)               (0.08)                --
                                                                       ------               ------             -------
  Total distributions                                                   (0.54)               (0.60)             (0.44)
                                                                       ------               ------             -------
Net asset value, end of year                                           $ 9.63               $ 9.75             $ 9.66
                                                                       ======               ======             ======
Total return                                                             4.40%++              7.13%+             5.96%++
Net assets at end of year (000s)                                           --                 $593            $10,222
Ratio of operating expenses to average net assets*                       1.00%[dbldag]        1.00%              1.00%[dbldag]
Ratio of net investment income to average net assets*                    5.87%[dbldag]        5.91%              5.92%[dbldag]
Portfolio turnover rate                                                 68.61%              117.28%            157.75%
*Reflects voluntary assumption of fees or expenses per share
 in each year (Note 3)                                                  $0.12                $0.09              $0.11



                                                                                            Class C
                                                               ------------------------------------------------------------------
                                                                                      Year ended April 30
                                                               ------------------------------------------------------------------
                                                                         1997**               1996**                1995***
                                                               ---------------------- ----------------------- -------------------
Net asset value, beginning of year                                       $ 9.68               $ 9.67                $ 9.55
                                                                         ------               ------                ------
Net investment income*                                                     0.60                 0.61                  0.56
Net realized and unrealized gain (loss) on investments,
 foreign currency and forward contracts                                   (0.05)                0.09                  0.02
                                                                         ------               ------                 -----
  Total from investment operations                                         0.55                 0.70                  0.58
                                                                         ------               ------                 -----
Dividends from net investment income                                      (0.62)               (0.61)                (0.46)
Distributions from net realized gains                                     (0.08)               (0.08)                  --
                                                                         ------               ------                 -----
  Total distributions                                                     (0.70)               (0.69)                (0.46)
                                                                         ------               ------                 -----
Net asset value, end of year                                             $ 9.53               $ 9.68                $ 9.67
                                                                         ======               ======                ======
Total return                                                               5.85%+               7.25%+                6.30%++
Net assets at end of year (000s)                                        $16,469              $16,075                 3,738
Ratio of operating expenses to average net assets*                         0.75%                0.75%                 0.75%[dbldag]
Ratio of net investment income to average net assets*                      6.14%                6.16%                 6.17%[dbldag]
Portfolio turnover rate                                                   68.61%              117.28%               157.75%
*Reflects voluntary assumption of fees or expenses per share
 in each year (Note 3).                                                   $0.11                $0.11                 $0.10

--------------------------------------------------------------------------------


[dbldag] Annualized

       + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
      ** Per share figures have been calculated using the average shares method. *** May 16, 1994 (commencement of operations) to April 30, 1995.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Intermediate Bond Fund, including the schedule of portfolio investments, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Intermediate Bond Fund as of April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                         Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 3, 1997

STATE STREET RESEARCH INTERMEDIATE BOND FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

For the twelve months ended April 30, 1997, Intermediate Bond Fund underperformed Lipper Analytical Services' Intermediate Investment Grade category. Fund management invested in bonds with longer maturities as interest rates were rising, aiming for higher yields. This strategy may have had a negative effect on Fund performance in the short term.

Investor expectations of economic strength and its effect on future inflation had a sizable impact on high-quality bonds. The economy showed both bursts of growth and slowdowns. As that occurred, investors adjusted their outlooks, which caused interest rates-- and bond prices--to fluctuate. Foreign investors were attracted to the U.S. bond market because of the U.S.'s favorable economic outlook and a strengthening dollar. Strong foreign demand also helped drive bond prices up.


Fund management reduced the portfolio's holdings in mortgage-backed securities and increased the Fund's position in U.S. Treasury securities. Yields in mortgage-backed securities declined relative to U.S. Treasuries and management believed that U.S. Treasuries represented better long-term value. Fund management also increased the Fund's duration, which improved its yield.

April 30, 1997

                      Change In Value Of $10,000 Based On
                    The Lehman Brothers Government/Corporate
                            Intermediate Bond Index
                    Compared To Change In Value Of $10,000
                      Invested In Intermediate Bond Fund

[tabular representation of line chart]

                          Average Annual Total Return
                           1 Year       Life of Fund
                        +5.85%/+4.54%  +6.56%/+5.34%

                       Class C Shares
                       Intermediate                   LB Gov't/Corporate
                       Bond Fund                      Bond Index
5/16/94                $ 1,000                         $ 1,000
4/30/95                 10,630                          10,644
4/30/96                 11,402                          11,479
4/30/97                 12,069                          12,214


All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance results for the Fund are increased by the voluntary reduction of fund fees and expenses. The first figure reflects expense reduction; the second shows what results would have been without subsidization. The Lehman Brothers Government/Corporate Intermediate Bond index is a commonly used measure of bond market performance. The index is unmanaged. Direct investment in the index is not possible; results are for illustrative purposes only.

                   STATE STREET RESEARCH STRATEGIC INCOME FUND

                                   a series of

                     STATE STREET RESEARCH SECURITIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                September 1, 1997

                                TABLE OF CONTENTS
                                                                         Page

INVESTMENT POLICIES AND RESTRICTIONS ................................      2
ADDITIONAL INFORMATION CONCERNING
  CERTAIN INVESTMENT TECHNIQUES .....................................      4
DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS .....................     12
TRUSTEES AND OFFICERS ...............................................     15
INVESTMENT ADVISORY SERVICES ........................................     20
PURCHASE AND REDEMPTION OF SHARES ...................................     21
NET ASSET VALUE .....................................................     23
PORTFOLIO TRANSACTIONS ..............................................     24
CERTAIN TAX MATTERS .................................................     26
DISTRIBUTION OF SHARES OF THE FUND ..................................     29
CALCULATION OF PERFORMANCE DATA .....................................     32
CUSTODIAN ...........................................................     35
INDEPENDENT ACCOUNTANTS .............................................     35
FINANCIAL STATEMENTS ................................................     36



         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Income Fund, dated September 1, 1997, which may be obtained without charge from the offices of State Street Research Securities Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285TI-970829(0998)SSR-LD                         SI-470E-997

                      INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

          The fundamental and nonfundamental policies of the Fund do not apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation or use of structures (e.g., fund of funds, master-feeder structure) allowing the Fund to invest substantially all its assets in collective investment vehicles or allowing the Fund to serve as such a collective investment vehicle for other funds, to the extent permitted by law and regulatory authorities.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase fee simple interests in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt related instruments or interests (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information as amended from time to time; and

         (8) not to borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings not in an amount in excess of 33 1/3% of the value of its total assets.


         The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);



         (2) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization), or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions as noted above) do not exceed 15% of the Fund's total assets;

         (3) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates;

         (4) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) are held as collateral for such sales at any time; and for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin);

         (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (6) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (7) not to make an investment in warrants, valued at the lower of cost or market, which causes the Fund to own, at the time of such investment, warrants in excess of 5% of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts, with respect to securities, securities indices, currencies and interest rates, and may enter into closing transactions with respect to each of the foregoing under circumstances in which the use of such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.


         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which the Fund intends to purchase. Subject to the limitations described below, the Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, permissible assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.


Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity


         The Fund will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.


         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited primarily to hedging involving either specific transactions or aggregate portfolio positions, although the Fund reserves the right to seek return through currency investments. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of the Fund's net assets. Currently, the Fund does not expect to invest more than 5% of its net assets in repurchase agreements.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Restricted Securities


         The Fund's policy is to not make an investment in restricted securities, including Rule 144A and other restricted securities, if as a result more than 50% of its total assets are invested in such securities, provided not more than 10% of its total assets are invested in non-Rule 144A restricted securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are still developing; depending on the development of such markets, such Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.


         Restricted securities which are not resalable under Rule 144A can be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.


Indexed Securities

         The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indicators. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications


         In determining how much of the Fund's portfolio is invested in a given private industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc. "Asset-backed -- Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace                    Electronic Components  Oil Service
Airline                      Electronic Equipment   Paper Products
Asset-backed -- Mortgages    Entertainment          Personal Care
Asset-backed -- Credit       Financial Service      Photography
  Card Receivables           Food & Beverage        Plastics
Automotive                   Forest Products        Printing & Publishing
Automotive Parts             Gaming & Lodging       Railroad
Bank                         Gas                    Real Estate & Building
Building                     Gas Transmission       Recreation
Business Service             Grocery                Retail Trade
Cable                        Healthcare & Hospital  Savings & Loan
Capital Goods & Equipment      Management           Shipping & Transportation
Chemical                     Hospital Supply        Technology & Communications
Computer Software & Service  Hotel & Restaurant     Telephone
Conglomerate                 Insurance              Textile & Apparel
Consumer Goods & Services    Machinery              Tobacco
Container                    Media                  Truckers
Cosmetics                    Metal & Mining         Trust Certificates--
Diversified                  Office Equipment         Government Related Lending
Drug                         Oil Production
Electric                     Oil Refining & Marketing
Electric Equipment


                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         [bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         [bullet] obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         [bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

         Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Commercial Paper Ratings


         Commercial paper investments at the time of purchase will be rated within the "A" category by S&P or within the "Prime" category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign:
A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.


         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.


                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.


--------------------------------
* or + See footnotes on page 17.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Portfolio Manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 71. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 65. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         *+Kim M. Peters, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 73. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.


--------------------------------
* or + See footnotes on page 17.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 43. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years, he also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he has also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and, until February 1996, prior positions as President and Chief Executive Officer of that company.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

         *Elizabeth M. Westvold, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. She is 37. Her principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years she has also served as Vice President and as an analyst for State Street Research & Management Company.


--------------------------------
* These Trustees and/or officers are or may be deemed to be interested persons of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee or Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of July 31, 1997, the Trustees and principal officers of the Trust owned less than 1% of the Fund's Class A shares, and none of the Fund's Class B, Class C or Class D shares.

     As of July 31, 1997 the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                   Shareholder                         %
                   -----------                         -

Class A            Metropolitan                       66.3
Class B            Merrill Lynch                      32.4
Class C            Metropolitan                       82.7
                   Andover Newton
                    Theological School                 9.1
                   State Street Bank, Trustee          6.5
Class D            Merrill Lynch                      62.6

         The full name and address of each of the above persons or entities are as follows:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, NY  10010

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, NY  10080

Andover Newton Theological School
c/o State Street Research
Shareholder Services
One Financial Center
Boston, MA  02111

State Street Bank & Trust Company
225 Franklin Street
Boston, MA  02110


(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:
                                                                  Total
                                                              Compensation
                                    Aggregate                From Trust and
                                  Compensation                Complex Paid
   Name of Trustee               From Trust (a)              to Trustees (b)
   ---------------               --------------              ---------------

Steve A. Garban                     $   496                      $ 34,750
Malcolm T. Hopkins                  $   496                      $ 34,750
Edward M. Lamont                    $ 2,750                      $ 59,375
Robert A. Lawrence                  $ 2,950                      $ 92,125
Dean O. Morton                      $ 3,150                      $ 96,125
Thomas L. Phillips                  $ 2,950                      $ 59,375
Toby Rosenblatt                     $ 2,750                      $ 59,375
Michael S. Scott Morton             $ 3,750                      $100,325
Ralph F. Verni                      $     0                      $     0
Jeptha H. Wade                      $ 3,350                      $ 63,375

---------------------------

(a) For the Fund's fiscal year ended April 30, 1997. Includes compensation from multiple series of the Trust See "Distribution of Shares" for a listing of series.

(b) Includes compensation of behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and the series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

         Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding Trust shares can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted to the extent required by applicable law.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.


         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund, as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% of the net assets of the Fund. For the period August 30, 1996 (commencement of operations) through April 30, 1997 the Fund's investment advisory fee was $277,871. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the period August 30, 1996 (commencement of operations) through April 30, 1997, the voluntary reduction of fees or assumption of expenses amounted to $63,516.


         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.


         Under the Code of Ethics of the Investment Manager, its employees in Boston and selected other persons elsewhere involved in investment management operations, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transactions, and similar factors. Such persons must report their personal securities transactions quarterly and supply broker confirmations to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

         The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

Reduced Sales Charges

         For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


Class B Shares

         In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such shares until the shares convert to Class A shares.


Class C Shares

         Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

Reorganizations

         In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

Redemptions

         The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset values of the shares of the Fund are determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services to value debt securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). For the period August 30, 1996 (commencement of operations) through April 30, 1997 the portfolio turnover rate was 110.37%. The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, (including those used for portfolio analysis and modelling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager consides these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients.



         Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modelling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.



         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department which sometimes uses this information as a consideration in the selection of brokers to execute portfolio transactions.



         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manger's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.


     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the period August 30, 1996

(commencement of operations) through April 30, 1997 the Fund paid no brokerage commissions in secondary trading.


         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General


     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun on or prior to August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid). For any Fund tax year beginning after August 5, 1997, the Fund will have to comply with each of those requirements except the 30% test in order to qualify to be treated as a regulated investment company under Subchapter M.



         Beginning May 1, 1998 (the start of the Fund's first tax year that begins after August 5, 1997), when the Fund no longer has to comply with the 30% test in order to qualify under Subchapter M, the Fund will have greater flexibility in buying and selling securities and in the use of futures and options in managing risks. The 30% test has the effect of limiting the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) The 30% test also may limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.


         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.


         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test (until May 1, 1998), the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.


Federal Income Taxation of Shareholders

         Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Securities Trust is currently comprised of the following series: State Street Research Intermediate Bond Fund and State Street Research Strategic Income Fund. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the

Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the period August 30, 1996 (commencement of operations) through April 30, 1997 total sales charges on Class A shares paid to the Distributor amounted to $261,358. For the same period, the Distributor retained $33,102 after reallowance of concessions to dealers. The Distributor may also pay its affiliate, MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such sponsored arrangements. The reductions in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization, the term of the organization's existence and certain characteristics of its members. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to on account of the Right of Accumulation, the commission will be paid only in respect of the increment such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value al purchase at net asset value.

         For the period August 30, 1996 (commencement of operations) through April 30, 1997, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to dealers for sales of such shares as follows:

                             Contingent                     Commissions
                              Deferred                        Paid to
                            Sales Charges                     Dealers
                            -------------                     -------

Class A                              0                        $228,256
Class B                        $10,985                        $660,590
Class D                        $ 6,571                        $ 80,335

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.


         For the period August 30, 1996 (commencement of operations) through April 30, 1997 the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                    Class A        Class B         Class D

Advertising                        $   5,421       $  4,114        $     0

Printing and mailing of
prospectuses to other
than current shareholders              2,238          1,719              0

Compensation to dealers               16,127         41,211         36,591

Compensation to sales personnel       18,031         13,473              0

Interest                                   0              0              0

Carrying or other
financial charges                          0              0              0

Other Expenses:
  Marketing, general                   9,101          6,900              0
                                     -------        -------        -------

        Total Fees                   $50,918        $67,417        $36,591
                                     =======        ========       =======


         The Distributor may also use additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA

     The average annual total return ("standard total return") of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return

                                 August 30, 1996
                          (commencement of operations)
                                to April 30, 1997
                                -----------------

                     SEC                                   Aggregate
                 Total Return                            Total Return
                 (Annualized)*                         (Not Annualized)*
                 -------------                         -----------------

Class A              3.61%                                    0.85%
Class B              2.51%                                   (0.04%)
Class C              8.75%                                    5.76%
Class D              6.51%                                    3.96%
*Reflects maximum sales charges, if any.

         The number shown above in the column entitled "SEC Total Return (Annualized)* result from the "annualization" of actual return for the approximately 244-day period involved and should be interpreted carefully since annualization in this instance presumes that the performance for the 244 days continues for a full year.


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                           P(1+T)n = ERV

     Where:    P      =    a hypothetical initial payment of $1,000

               T      =    average annual total return

               n      =    number of years

               ERV    =    ending redeemable value at the end of the designated
                           period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.

Yield

     The annualized yield of each class of the Fund's shares, based on the month of April 1997, was as follows:

                          Class A                   6.89%
                          Class B                   6.47%
                          Class C                   7.47%
                          Class D                   6.47%

     Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result, in accordance with the following formula:


                            YIELD = 2[(a-b + 1)6 -1]
                                       cd

         Where:     a    =    dividends and interest earned during the period

                    b    =    expenses accrued for the period

                    c    =    the average daily number of shares outstanding
                              during the period that were entitled to receive dividends

                    d    =    the maximum offering price per share on the last
                              day of the period

         To calculate interest earned (for purposes of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes a maximum sales charge of 4.5% with respect to Class A shares.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.


Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses relating to the Fund, during the subject period. In the absence of such subsidization, the performance of the Fund will be lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandardized total returns for the six months ended April 30, 1997, without taking sales charges into account, were as follows:

                 Class A                     2.34%
                 Class B                     1.96%
                 Class C                     2.46%
                 Class D                     1.96%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-shares distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rate of each class of the Fund's shares, based on the month of April 1997, was as follows:

                 Class A                     7.14%
                 Class B                     6.76%
                 Class C                     7.73%
                 Class D                     6.76%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts 02109, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Shareholder Services.

         The following financial statements are for the period August 30, 1996 (commencement of operations) to April 30, 1997:

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
April 30, 1997


                                        Principal       Maturity       Value
                                          Amount          Date        (Note 1)
                                    --------------------------------------------
FIXED INCOME SECURITIES 92.9%
U.S. Treasury 35.4%
U.S. Treasury Bond, 12.00%   ......      $1,975,000      8/15/2013  $ 2,752,044
U.S. Treasury Bond, 9.875%   ......       1,000,000     11/15/2015    1,294,060
U.S. Treasury Bond, 8.125%   ......       4,100,000      8/15/2021    4,603,521
U.S. Treasury Bond, 6.25% .........         400,000      8/15/2023      362,312
U.S. Treasury Note, 6.125%   ......       1,725,000      5/15/1998    1,726,880
U.S. Treasury Note, 6.75% .........       2,500,000      5/31/1999    2,521,475
U.S. Treasury Note, 6.25% .........       3,000,000      8/31/2000    2,981,250
U.S. Treasury Note, 6.625%   ......       2,750,000      7/31/2001    2,757,728
U.S. Treasury Note, 7.50% .........       2,575,000     11/15/2001    2,667,932
U.S. Treasury Note, 6.25% .........         625,000      2/28/2002      616,600
U.S. Treasury Note, 7.875%   ......       1,875,000     11/15/2004    2,003,325
U.S. Treasury Note, 6.50% .........       2,050,000      8/15/2005    2,019,578
U.S. Treasury Note, 3.375%   ......         327,353      1/15/2007      322,135
                                                                    ------------
                                                                     26,628,840
                                                                    ------------
U.S. Agency Mortgage 8.2%
Federal National Mortgage
  Association, 9.00%   ............         908,315      5/01/2009      957,037
Federal National Mortgage
  Association, 8.00%   ............         470,296      5/01/2016      482,928
Federal National Mortgage
  Association TBA, 7.50%  .........       1,000,000      7/17/2012    1,007,734
Government National Mortgage
  Association, 8.00%   ............       1,968,281     11/15/2017    2,021,286
Government National Mortgage
  Association, 6.50%   ............         534,946      1/15/2024      502,678
Government National Mortgage
  Association, 7.50%   ............         563,745      9/15/2025      559,517
Government National Mortgage
  Association, 7.00%   ............         660,121      4/15/2026      638,455
                                                                    ------------
                                                                      6,169,635
                                                                    ------------
Foreign Government 11.1%          Australian Dollar
Government of Australia, 7.50%.....         500,000      7/15/2005      384,481
Government of Australia, 10.00%....       4,025,000      2/15/2006    3,572,906
                                    Canadian Dollar
Government of Canada, 0.00%........       1,425,000     10/16/1997    1,006,293
                             European Currency Unit
Government of France, 8.00%  ......         475,000      4/25/2003      600,177
                                       Italian Lira
Republic of Italy, 9.50%  .........   2,075,000,000      2/01/2001    1,307,528
                                     Spanish Peseta
Government of Spain, 10.90%  ......      96,000,000      8/30/2003      808,618
                                     Pound Sterling
U.K. Treasury, 9.75%   ............         400,000      8/27/2002      717,382
                                                                    ------------
                                                                      8,397,385
                                                                    ------------
Finance/Mortgage 3.1%
BankAmerica Institutional
  Capital Series B, 7.70%+   ......      $  500,000     12/31/2026  $   472,560
Citicorp Capital Sec. Note,
  7.93%    ........................         550,000      2/15/2027      539,979
Prudential Home Mortgage
  Securities Co. Series 93-45
  A-2 PAC, 6.75%    ...............         362,864     11/25/2007      352,203
Prudential Home Mortgage
  Securities Co. Series 93-47
  A-11 PAC, 6.10%   ...............         375,000     12/25/2023      339,844
Prudential Home Mortgage
  Securities Co. Series 94
  PAC, 6.50%  .....................         175,000      2/25/2024      164,225
Wells Fargo Capital Sec. Note,
  7.73%+   ........................         500,000     12/01/2026      469,025
                                                                    ------------
                                                                      2,337,836
                                                                    ------------
Corporate 35.1%
Advanced Radio Telecom Corp.
  Unit, 14.00%   ..................         250,000      2/15/2007      265,000
Alvey Systems Inc. Sr. Sub.
  Note, 11.375%  ..................         500,000      1/31/2003      515,000
American Telecasting Inc.
  Sr. Disc. Note, 0.00% to
  6/14/99, 14.50% from
  6/15/99 to maturity  ............         450,000      6/15/2004      153,000
Benedek Communications Corp.
  Sr. Sub. Note, 0.00% to
  5/14/2001, 13.25% from
  5/15/2001 to maturity   .........       1,500,000      5/15/2006      862,500
Busse Broadcasting Corp. Sr.
  Sec. Note, 11.625%   ............         500,000     10/15/2000      526,250
Cafeteria Operators L.P. Sr. Sec.
  Note, 12.00%   ..................         500,000     12/31/2000      480,000
Capstar Broadcasting Partners
  Sr. Note, 0.00% to
  1/31/2002, 12.75% from
  2/1/2002 to maturity+   .........         500,000      2/01/2009      278,750
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50%   ..................       1,000,000      7/15/2002    1,030,000
Clearnet Communications Inc.
  Sr. Note, 0.00% to
  12/14/2000, 14.75% from
  12/15/2000 to maturity  .........         500,000     12/15/2005      305,000


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------


                                    Principal     Maturity           Value
                                     Amount         Date            (Note 1)
                                   --------------------------------------------
Corporate (cont'd)
Coleman Worldwide Corp. Sr.
  Sec. Liquid Yield Option
  Note, 0.00% .................... $4,000,000      5/27/2013      $ 1,230,000
Empire Gas Corp. Sr. Sec.
  Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to
  maturity .......................    750,000      7/15/2004          652,500
Envirosource Inc. Note, 9.75%   ..  1,500,000      6/15/2003        1,462,500
Geotek Communications Inc.
  Sr. Note Series B, 0.00% to
  7/14/2000, 15.00% from
  7/15/2000 to maturity   ........    250,000      7/15/2005          137,500
Grand Union Co. Sr. Note,
  12.00%   .......................    250,000      9/01/2004          238,750
Intertek Financial Corp. Sr. Sub.
  Note, 10.25%+  .................    500,000     11/01/2006          517,500
Ionica PLC Sr. Note, 13.50%  .....  1,000,000      8/15/2006        1,010,000
L3 Communications Corp. Sr.
  Sub. Note, 10.375%+  ...........    250,000      5/01/2007          257,500
La Petite Holdings Corp. Sr.
  Sec. Note, 9.625% ..............  1,500,000      8/01/2001        1,455,000
Marcus Cable Co. L.P. Sr. Deb.,
  11.875%  .......................    500,000     10/01/2005          522,500
Mobile Telecommunication
  Technology, Inc. Sr. Sub.
  Disc. Note, 13.50%   ...........    750,000     12/15/2002          742,500
Muzak L.P. Sr. Note, 10.00%  .....    250,000     10/01/2003          252,500
NS Group Inc. Sr. Sec. Note,
  13.50%   .......................    250,000      7/15/2003          275,000
Orion Network Systems Inc. Sr.
  Unit, 11.25%   .................  1,000,000      1/15/2007        1,000,000
Outdoor Systems Inc. Sr. Sub.
  Note, 9.375%   .................    500,000     10/15/2006          491,375
Packaging Resources Inc. Sr.
  Sec. Note, 11.625%   ...........    750,000      5/01/2003          772,500
Pagemart Inc. Sr. Disc. Exch.
  Note, 0.00% to 10/31/98,
  12.25% from 11/1/98 to
  maturity .......................    750,000     11/01/2003          596,250
Premier Parks Inc. Sr. Note,
  12.00%   .......................    500,000      8/15/2003          550,000
Pricellular Wireless Corp. Sr.
  Note, 10.75%   .................    125,000     11/01/2004          128,750
Quest Diagnostics Inc. Sr. Sub.
  Note, 10.75%   .................    750,000     12/15/2006          789,375
RSL Communications Ltd. Unit,
  12.25%+  ....................... $  500,000     11/15/2006      $   500,000
Sheffield Steel Corp. First
  Mortgage Note, 12.00%   ........    750,000     11/01/2001          705,000
Spanish Broadcasting Systems
  Inc. Sr. Note, 7.50% ...........  1,000,000      6/15/2002        1,070,000
Spinnaker Industries Inc. Sr.
  Sec. Note, 10.75%+   ...........    250,000     10/15/2006          252,500
Star Market Inc. Sr. Sub. Note,
  13.00%   .......................    500,000     11/01/2004          560,000
Sun Media Corp. Sr. Sub. Note,
  9.50%+   .......................    500,000      2/15/2007          482,500
Tekni Plex Inc. Sr. Sub. Note,
  11.25%+  .......................    500,000      4/01/2007          518,750
Tokheim Corp. Sr. Sub. Note,
  11.50%   .......................  1,000,000      8/01/2006        1,065,000
Tracor Inc. Sr. Sub. Note,
  8.50%+   .......................    250,000      3/01/2007          245,000
TransAmerican Refining Corp.
  Sr. Note, 0.00% to 2/14/98,
  18.50% from 2/15/98 to
  8/14/98, 18.00% from
  8/15/98 to maturity  ...........    500,000      2/15/2002          533,750
TransTexas Gas Corp. Sr. Sec.
  Note, 11.50%   .................  1,000,000      6/15/2002        1,112,500
U.S.A. Mobile Communications
  Inc. Sr. Note, 14.00%   ........  1,000,000     11/01/2004        1,015,000
Wireless One Inc. Sr. Disc.
  Note, 13.00%   .................  1,000,000     10/15/2003          650,000
Wireless One Inc. Sr. Note,
  0.00% to 7/31/2001, 13.50%
  from 8/1/2001 to maturity  .....    750,000      8/01/2006          213,750
                                                                  ------------
                                                                   26,421,250
                                                                  ------------
Total Fixed Income Securities (Cost $70,591,949)  ..........       69,954,946
                                                                  ------------

--------------------------------------------------------------------------------

                                                         Shares
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER 2.6%
Ameriking Inc. Com.+   .................................     300       15,000
Ameriking Inc. Sr. Exch. Pfd.*  ........................  12,000      318,000
Hollinger International, Inc. Cv. Pfd.   ............... 140,000    1,452,500
Ionica PLC Wts.+    ....................................   1,000      145,000
Wireless One Inc. Wts.*   ..............................     750          375
                                                                   -----------
Total Common Stocks & Other (Cost $1,934,511)  .........            1,930,875
                                                                   -----------


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                        Principal      Maturity        Value
                                         Amount          Date         (Note 1)
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS 5.9%
American Express Credit Corp., 5.48% .. $  774,000     5/01/1997    $   774,000
American Express Credit Corp., 5.50% ..  2,008,000     5/02/1997      2,008,000
J.P. Morgan & Co. Inc., 5.60% .........  1,668,000     5/01/1997      1,668,000
                                                                    ------------
Total Short-Term Obligations (Cost $4,450,000)...................     4,450,000
                                                                    ------------
Total Investments (Cost $76,976,460)--101.4%  ...................    76,335,821
Cash and Other Assets, Less Liabilities--(1.4%) .................    (1,049,244)
                                                                    ------------
Net Assets--100.0% ..............................................   $75,286,577
                                                                    ============


Federal Income Tax Information:
At April 30, 1997, the net unrealized
  depreciation of investments based on cost
  for Federal income tax purposes of
  $77,006,663 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an excess
  of value over tax cost ........................................   $   746,100
Aggregate gross unrealized depreciation for
  all investments in which there is an excess
  of tax cost over value ........................................    (1,416,942)
                                                                    -----------
                                                                    $  (670,842)
                                                                    ===========
--------------------------------------------------------------------------------

*   Nonincome-producing securities

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at April 30, 1997 were $4,076,068 and $4,154,085 (5.52% of net assets), respectively.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.


Forward currency exchange contracts outstanding at April 30, 1997 are as follows:

                                                                                              Unrealized
                                                                                             Appreciation    Delivery
                                                         Total Value        Contract Price  (Depreciation)     Date
--------------------------------------------------  ---------------------- ---------------- --------------- ----------
Sell Australian dollars, Buy U.S. dollars                2,120,000   AUD     .75570    AUD     $(50,974)      5/14/97
Buy Australian dollars, Sell U.S. dollars                  341,300   AUD     .77567    AUD        1,391       5/14/97
Sell Australian dollars, Buy U.S. dollars                  948,300   AUD     .75560    AUD      (22,896)      5/14/97
Sell Australian dollars, Buy U.S. dollars                2,075,000   AUD     .77920    AUD         (569)      7/24/97
Sell Danish krone, Buy U.S. dollars                     11,212,000   DKK     .15684    DKK       55,899       5/14/97
Buy Danish krone, Sell U.S. dollars                      3,182,000   DKK     .15622    DKK      (13,884)      5/14/97
Buy Danish krone, Sell U.S. dollars                      8,030,000   DKK     .15316    DKK      (10,482)      5/14/97
Buy Danish krone, Sell U.S. dollars                      1,650,000   DKK     .15305    DKK       (1,972)      5/14/97
Sell Danish krone, Buy U.S. dollars                      1,650,000   DKK     .15680    DKK        8,149       5/14/97
Sell Spanish peseta, Buy U.S. dollars                   68,500,000   ESP     .00702    ESP       12,125       5/14/97
Buy Spanish peseta, Sell U.S. dollars                   53,300,000   ESP     .00701    ESP       (9,120)      5/14/97
Sell Spanish peseta, Buy U.S. dollars                   91,000,000   ESP     .00693    ESP        7,723       7/24/97
Sell Pound sterling, Buy U.S. dollars                      425,000   GBP    1.63700    GBP        7,966       7/24/97
Sell Italian lira, Buy U.S. dollars                  1,725,000,000   ITL     .00060    ITL       33,866       5/14/97
Sell Italian lira, Buy U.S. dollars                    325,000,000   ITL     .00060    ITL        4,294       5/14/97
Sell European currency units, Buy U.S. dollars             530,000   XEU    1.16180    XEU       17,791       5/14/97
                                                                                               --------
                                                                                               $ 39,307
                                                                                               ========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
April 30, 1997


Assets
Investments, at value (Cost $76,976,460) (Note 1).........   $76,335,821
Cash   ...................................................         1,820
Receivable for securities sold ...........................     1,389,549
Interest and dividends receivable ........................     1,604,646
Receivable for fund shares sold   ........................       331,523
Receivable for open forward contracts   ..................       149,204
Receivable from Distributor (Note 3) .....................        20,740
Deferred organization costs and other assets (Note 1)  ...        80,645
                                                             ------------
                                                              79,913,948
Liabilities
Payable for securities purchased  ........................     4,030,501
Dividends payable  .......................................       321,993
Payable for open forward contracts   .....................       109,897
Accrued management fee (Note 2)   ........................        44,588
Accrued distribution and service fees (Note 5)   .........        29,347
Accrued trustees' fees (Note 2)   ........................         7,675
Payable for fund shares redeemed  ........................         5,463
Accrued transfer agent and shareholder services
  (Note 2)   .............................................         2,101
Other accrued expenses   .................................        75,806
                                                             ------------
                                                               4,627,371
                                                             ------------
Net Assets                                                   $75,286,577
                                                             ============
Net Assets consist of:
 Undistributed net investment income .....................   $   150,952
 Unrealized depreciation of investments ..................      (640,639)
 Unrealized appreciation of forward contracts and
   foreign currency   ....................................        34,411
 Accumulated net realized gain ...........................       149,838
 Shares of beneficial interest ...........................    75,592,015
                                                             ------------
                                                             $75,286,577
                                                             ============
Net Asset Value and redemption price per share of
  Class A shares ($36,110,259 [divided by] 5,115,405
  shares of beneficial interest) .........................         $7.06
                                                                  =======
Maximum Offering Price per share of Class A shares
  ($7.06 [divided by] .955) ..............................         $7.39
                                                                  =======
Net Asset Value, offering price and redemption price
  per share of Class B shares ($19,678,491 [divided by]
  2,792,908 shares of beneficial interest)*   ............         $7.05
                                                                  =======
Net Asset Value, offering price and redemption price
  per share of Class C shares ($10,908,001 [divided by]
  1,545,163 shares of beneficial interest) ...............         $7.06
                                                                  =======
Net Asset Value and offering price and redemption
  price per share of Class D shares ($8,589,826 [divided
  by] 1,219,128 shares of beneficial interest)* ............       $7.05
                                                                  =======

-------------------------------------
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.


---------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
For the period August 30, 1996 (commencement of operations) to April 30, 1997


Investment Income
Interest, net of foreign taxes of $23,786  ...............   $ 3,153,766
Dividends    .............................................        66,571
                                                             -----------
                                                               3,220,337
Expenses
Management fee (Note 2)  .................................       277,871
Custodian fee   ..........................................        83,073
Service fee--Class A (Note 5)  ...........................        50,918
Distribution and service fees--Class B (Note 5)  .........        67,417
Distribution and service fees--Class D (Note 5)  .........        36,591
Registration fees  .......................................        29,023
Reports to shareholders  .................................        22,138
Audit fee ................................................        17,313
Trustees' fees (Note 2)  .................................        11,600
Amortization of organization costs (Note 1)   ............        10,810
Legal fees   .............................................         9,895
Transfer agent and shareholder services (Note 2) .........         6,321
Miscellaneous   ..........................................         3,016
                                                             -----------
                                                                 625,986
Expenses borne by the Distributor (Note 3)    ............       (63,516)
                                                             -----------
                                                                 562,470
                                                             -----------
Net investment income    .................................     2,657,867
                                                             -----------
Realized and Unrealized Gain (Loss) on
  Investments, Foreign Currency and
  Forward Contracts
Net realized loss on investments (Notes 1 and 4)    ......      (350,254)
Net realized gain on forward contracts and foreign
  currency (Note 1)   ....................................       628,169
                                                             -----------
 Total net realized gain    ..............................       277,915
                                                             -----------
Net unrealized depreciation of investments    ............      (640,639)
Net unrealized appreciation of forward contracts and
  foreign currency    ....................................        34,411
                                                             -----------
 Total net unrealized depreciation   .....................      (606,228)
                                                             -----------
Net loss on investments, foreign currency and
  forward contracts   ....................................      (328,313)
                                                             -----------
Net increase in net assets resulting from operations .....   $ 2,329,554
                                                             ===========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
---------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------
For the period August 30, 1996 (commencement of April 30, 1997 operations) to April 30, 1997


Increase (Decrease) in Net Assets
Operations:
Net investment income  ..............................    $  2,657,867
Net realized gain on investments, foreign currency
  and forward contracts   ...........................         277,915
Net unrealized depreciation of investments, foreign
  currency and forward contracts   ..................        (606,228)
                                                         ------------
Net increase resulting from operations   ............       2,329,554
                                                         ------------
Dividend from net investment income:
 Class A   ..........................................      (1,394,457)
 Class B   ..........................................        (441,102)
 Class C   ..........................................        (442,284)
 Class D   ..........................................        (234,066)
                                                         ------------
                                                           (2,511,909)
                                                         ------------
Distribution from net realized gains:
 Class A   ..........................................         (69,832)
 Class B   ..........................................         (23,447)
 Class C   ..........................................         (21,004)
 Class D   ..........................................         (12,082)
                                                         ------------
                                                             (126,365)
                                                         ------------
Net increase from fund share transactions (Note 6)         75,595,297
                                                         ------------
Total increase in net assets    .....................      75,286,577
Net Assets
Beginning of period    ..............................              --
                                                         ------------
End of period (including undistributed net investment
  income of $150,952)  ..............................    $ 75,286,577
                                                         ============
*Net realized gain for Federal income tax purposes
  (Note 1)    .......................................    $    306,405
                                                         ============


---------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------------
April 30, 1997

Note 1

State Street Research Strategic Income Fund (the "Fund"), is a series of State Street Research Securities Trust (the "Trust"), which was organized as a Massachusetts business trust in January, 1994 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in August, 1996. The Trust consists presently of two separate funds: State Street Research Strategic Income Fund and State Street Research Intermediate Bond Fund.

The investment objective of the Fund is to provide high current income consistent with overall total return. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities; high yield, high risk debt securities (commonly known as "junk bonds"), as well as investment grade debt, of U.S. issuers; and international debt securities of governmental and private issuers.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual serv-ice fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.


A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends from net investment income are declared daily and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the fees pursuant to such agreement amounted to $277,871.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the amount of such expenses was $6,254.

The fees of the Trustees not currently affiliated with the Adviser amounted to $11,600 during the period August 30, 1996 (commencement of operations) to April 30, 1997.


Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period August 30, 1996 (commencement of operations) to April 30, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $63,516.


Note 4

For the period August 30, 1996 (commencement of operations) to April 30, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $127,762,990 and $55,108,235 (including $52,903,199 and $20,097,941 of U.S. Government securities), respectively.

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the period August 30, 1996 (commencement of operations) to April 30, 1997, fees pursuant to such plan amounted to $50,918, $67,417 and $36,591 for Class A, Class B and Class D, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly-owned subsidiary of Metropolitan, earned initial sales charges aggregating $33,102 and $137,979, respectively, on sales of Class A shares of the Fund during the period August 30, 1996 (commencement of operations) to April 30, 1997, and that MetLife Securities, Inc. earned commissons aggregating $213,262 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $10,985 and $6,571 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At April 30, 1997, Metropolitan owned 3,579,343 Class A shares and 1,288,560 Class C shares of the Fund and the Adviser owned one share of each of Class A, Class B, Class C and Class D shares of the Fund.
Share transactions were as follows:


                                                  August 30, 1996
                                                 (Commencement of
                                                  Operations) to
                                                  April 30, 1997
                                         ---------------------------------
Class A                                      Shares            Amount
--------------------------------------   ----------       -------------
Shares sold   ........................     5,223,108       $  36,828,959
Issued upon reinvestment of:
  Dividend from net investment income         28,848             206,117
 Distribution from net realized gains          9,432              68,100
Shares repurchased  ..................      (145,983)         (1,045,400)
                                          ----------       -------------
Net increase  ........................     5,115,405       $  36,057,776
                                          ==========       =============


Class B                                       Shares            Amount
--------------------------------------   ----------       -------------
Shares sold   ........................     2,999,935       $  21,442,086
Issued upon reinvestment of:
  Dividend from net investment income         25,978             185,010
 Distribution from net realized gains          2,030              14,616
Shares repurchased  ..................      (235,035)         (1,686,127)
                                          ----------       -------------
Net increase  ........................     2,792,908       $  19,955,585
                                          ==========       =============


Class C                                      Shares            Amount
--------------------------------------   ----------       -------------
Shares sold   ........................     1,545,061       $  10,861,897
Issued upon reinvestment of:
  Dividend from net investment income          2,993              21,210
 Distribution from net realized gains          2,899              20,952
Shares repurchased  ..................        (5,790)            (41,454)
                                           ---------       -------------
Net increase  ........................     1,545,163       $  10,862,605
                                           =========       =============


Class D                                       Shares            Amount
--------------------------------------    ----------       -------------
Shares sold   ........................     1,451,840       $  10,376,070
Issued upon reinvestment of:
  Dividend from net investment income          6,358              45,216
 Distribution from net realized gains          1,044               7,497
Shares repurchased  ..................      (240,114)         (1,709,452)
                                           ---------       -------------
Net increase  ........................     1,219,128       $   8,719,331
                                           =========       =============

STATE STREET RESEARCH STRATEGIC INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding from August 30, 1996 (commencement of operations) to April 30, 1997**



                                                                   Class A
                                                           -------------------------
Net asset value, beginning of period                               $  7.00
                                                                   -------
Net investment income*                                                0.38
Net realized and unrealized gain on investments, foreign
 currency and forward contracts                                       0.01
                                                                   -------
  Total from investment operations                                    0.39
                                                                   -------
Dividend from net investment income                                  (0.31)
Distribution from net realized gains                                 (0.02)
                                                                   -------
  Total distributions                                                (0.33)
                                                                   -------
Net asset value, end of period                                     $  7.06
                                                                   =======
Total return                                                          5.60%+
Net assets at end of period (000s)                                 $36,110
Ratio of operating expenses to average net assets*                    1.35%[dbldag]
Ratio of net investment income to average net assets*                 7.30%[dbldag]
Portfolio turnover rate                                             110.37%
*Reflects voluntary assumption of fees or expenses per
 share (Note 3)                                                    $  0.01



                                                               Class B                   Class C
                                                     ------------------------- -------------------------
Net asset value, beginning of period                           $  7.00                   $  7.00
                                                               -------                   -------
Net investment income*                                            0.31                      0.39
Net realized and unrealized gain on investments, foreign
 currency and forward contracts                                   0.04                      0.02
                                                               -------                   -------
  Total from investment operations                                0.35                      0.41
                                                               -------                   -------
Dividend from net investment income                              (0.28)                    (0.33)
Distribution from net realized gains                             (0.02)                    (0.02)
                                                               -------                   -------
  Total distributions                                            (0.30)                    (0.35)
                                                               -------                   -------
Net asset value, end of period                                 $  7.05                   $  7.06
                                                               =======                   =======
Total return                                                      4.96%+                    5.76%+
Net assets at end of period (000s)                             $19,678                   $10,908
Ratio of operating expenses to average net assets*                2.10%[dbldag]             1.10%[dbldag]
Ratio of net investment income to average net assets*             6.73%[dbldag]             7.51%[dbldag]
Portfolio turnover rate                                         110.37%                   110.37%
*Reflects voluntary assumption of fees or expenses per
 share (Note 3)                                                $  0.01                   $  0.01



                                                                     Class D
                                                                 --------------
Net asset value, beginning of period                                $  7.00
                                                                    -------
Net investment income*                                                 0.32
Net realized and unrealized gain on investments, foreign
 currency and forward contracts                                        0.03
                                                                    -------
  Total from investment operations                                     0.35
                                                                    -------
Dividend from net investment income                                   (0.28)
Distribution from net realized gains                                  (0.02)
                                                                    -------
  Total distributions                                                 (0.30)
                                                                    -------
Net asset value, end of period                                      $  7.05
                                                                    =======
Total return                                                           4.96%+
Net assets at end of period (000s)                                  $ 8,590
Ratio of operating expenses to average net assets*                     2.10%[dbldag]
Ratio of net investment income to average net assets*                  6.67%[dbldag]
Portfolio turnover rate                                              110.37%
*Reflects voluntary assumption of fees or expenses per
 share (Note 3)                                                     $  0.01

--------------------------------------------------------------------------------

+ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

[dbldag] Annualized.

** Per share figures have been calculated using the average shares method.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of State Street Research
Securities Trust and Shareholders of
State Street Research Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of State Street Research Strategic Income Fund, including the schedule of portfolio investments, as of April 30, 1997, and the related statements of operations and changes in net assets and the financial highlights for the period August 30, 1996 (commencement of operations) to April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Research Strategic Income Fund as of April 30, 1997, the results of its operations and changes in its net assets and the financial highlights for the period August 30, 1996 (commencement of operations) to April 30, 1997, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.
Boston, Massachusetts
June 3, 1997

                    STATE STREET RESEARCH SECURITIES TRUST

                                    PART C
                               OTHER INFORMATION


Item 24:  Financial Statements and Exhibits

      (a)   Financial Statements

            (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:


                        Financial Highlights for the State Street Research Strategic Income Fund for the period August 30, 1996 (commencement of operations) through April 30, 1997.

                        Financial Highlights for the State Street Research Intermediate Bond Fund for the period May 16, 1994 (commencement of operations) through April 30, 1997.



            (2) Financial Statements included in PART B (Statement of Additional Information) of this Registration Statement:


                        Financial Statements for the State Street Research Strategic Income Fund for the period August 30, 1996 (commencement of operations) through April 30, 1997.


                              Investment Portfolio
                              Statement of Assets and Liabilities
                              Statement of Operations
                              Statement of Changes in Net Assets
                              Notes to Financial Statements
                                 (including financial highlights)
                              Report of Independent Accountants
                              Management's Discussion of Fund Performance


                        Financial Statements for the State Street Research Intermediate Bond Fund for the fiscal year ended April 30, 1997.


                              Investment Portfolio
                              Statement of Assets and Liabilities
                              Statement of Operations
                              Statement of Changes in Net Assets
                                (for the fiscal years ended April 30, 1997 and April 30, 1996
                              Notes to Unaudited Financial Statements
                                 (including financial highlights)



      (b)   Exhibits


             (1)(a) Master Trust Agreement and Amendment No. 1 to Master Trust
                    Agreement (5)
             (1)(b) Amendment No. 2 to the Master Trust Agreement (7)

             (2)    By-Laws of the Registrant (1)*

             (3)    Not applicable
             (4)    Not applicable
             (5)(a) Advisory Agreement with State Street Research & Management
                    Company (5)
             (5)(b) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Income Fund

          (6)(a) Distribution Agreement with State Street Research Investment Services, Inc. (5)
          (6)(b)  Form of Selected Dealer Agreement, as Supplemented
          (6)(c)  Form of Bank and Bank-Affiliated Broker-Dealer Agreement (3)*
          (6)(e) Letter Agreement with respect to the Distribution Agreement relating to State Street Research Strategic Income Fund (8)
             (7)  Not applicable
          (8)(a)  Custodian Contract with State Street Bank and Trust
                  Company (5)
          (8)(b) Letter Agreement with respect to the Custodian Contract relating to State Street Research Strategic Income Fund (8)
             (9)  Not applicable
         (10)(a) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to State Street Research Intermediate Bond Fund (2)*
         (10)(b) Opinion and Consent of Goodwin, Proctor and Hoar LLP with respect to State Street Research Strategic Income Fund (6)
            (11)  Consent of Independent Accountants
            (12)  Not applicable
         (13)(a) Purchase Agreement and Investment Letter with respect to State Street Research Intermediate Bond Fund (8)
         (13)(b)  Purchase Agreement and Investment Letter with respect to
                  State Street Research Strategic Income Fund (8)
         (14)(a)  State Street Research IRA: Disclosure Statement; Forms
                  Booklet; Transfer of Assets/Direct Rollover Form (4)
         (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form (8)
         (14)(c) State Street Research SIMPLE IRA: Application, Terms & Conditions & Disclosure Statement
         (15)(a)  Plan of Distribution Pursuant to Rule 12b-1 (4)
         (15)(b) Letter Agreement with respect to the Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Income Fund (8)
            (16) Calculation of Performance Data with respect to State Street Research Intermediate Bond Fund (4)
            (17)  Powers of Attorney
            (18)  Certificate of Board Resolution Respecting Powers of
                  Attorney
            (19)  Application Forms (8)
            (20) First Amended and Restated Multiple Class Expense Allocation Plan (5)
            (27)  Financial Data Schedules

* Restated in electronic format in Post-Effective Amendment No. 7, filed on August 29, 1997



-------------------------------

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote       Securities Act of 1933
Reference      Registration/Amendment                    Dated Filed
---------      ----------------------                    -----------

  1            Initial Registration                      January 31, 1994

  2            Pre-Effective Amendment No. 1             March 14, 1994

  3            Post-Effective Amendment No. 1            November 19, 1994

  4            Post-Effective Amendment No. 2            August 25, 1995

  5            Post-Effective Amendment No. 3            June 4, 1996

  6            Post-Effective Amendment No. 4            August 16, 1996

  7            Post-Effective Amendment No. 5            August 29, 1996


  8            Post-Effective Amendment No. 6            January 23, 1997

Item 25. Persons Controlled by or Under Common Control with Registrant


           ORGANIZATIONAL STRUCTURE OF METROPOLITAN AND SUBSIDIARIES
                            AS OF DECEMBER 31, 1996

The following is a list of subsidiaries of Metropolitan Life Insurance Company ("Metropolitan") as of December 31, 1996. Those entities which are listed at the left margin (labelled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Tower Corp. (Delaware)

     1.   Metropolitan Property and Casualty Insurance Company (Rhode Island)

          a. Metropolitan Group Property and Casualty Insurance Company (Rhode Island)

               i.   Metropolitan Reinsurance Company (U.K.) Limited (Great
                    Britain)

          b.   Metropolitan Casualty Insurance Company (Rhode Island)
          c.   Metropolitan General Insurance Company (Rhode Island)
          d.   First General Insurance Company (Georgia)
          e.   Metropolitan P&C Insurance Services, Inc. (California)
          f.   Metropolitan Lloyds, Inc. (Texas)
          g.   Met P&C Managing General Agency, Inc. (Texas)

     2.   Metropolitan Insurance and Annuity Company (Delaware)

          a.   MetLife Europe I, Inc. (Delaware)
          b.   MetLife Europe II, Inc. (Delaware)
          c.   MetLife Europe III, Inc. (Delaware)
          d.   MetLife Europe IV, Inc. (Delaware)
          e.   MetLife Europe V, Inc. (Delaware)

     3.   MetLife General Insurance Agency, Inc. (Delaware)

          a.   MetLife General Insurance Agency of Alabama, Inc. (Alabama)
          b.   MetLife General Insurance Agency of Kentucky, Inc. (Kentucky)
          c.   MetLife General Insurance Agency of Mississippi, Inc.
               (Mississippi)
          d.   MetLife General Insurance Agency of Texas, Inc. (Texas)
          e. MetLife General Insurance Agency of North Carolina, Inc. (North Carolina)
          f. MetLife General Insurance Agency of Massachusetts, Inc. (Massachusetts)

     4.   Metropolitan Asset Management Corporation (Delaware)

          a.   MetLife Capital Holdings, Inc. (Delaware)

               i.   MetLife Capital Corporation (Delaware)

                    (1)  Searles Cogeneration, Inc. (Delaware)
                    (2)  MLYC Cogen, Inc. (Delaware)
                    (3)  MCC Yerkes Inc. (Washington)
                    (4) MetLife Capital, Limited Partnership (Delaware). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan (90%) and MetLife Capital Corporation (10%).
                    (5)  CLJFinco, Inc. (Delaware)

                         (a)  MetLife Capital Credit L.P. (Delaware).
                              Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan (90%) and CLJ Finco, Inc. (10%).

                    (6)  MetLife Capital Portfolio Investments, Inc. (Nevada)

                         (a)  MetLife Capital Funding Corp. (Delaware)

                    (7)  MetLife Capital Funding Corp. II (Delaware)

               ii.  MetLife Capital Financial Corporation (Delaware)

               iii. MetLife Financial Acceptance Corporation (Delaware).
                    MetLife Capital Holdings, Inc. holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the common stock of MetLife Financial Acceptance Corporation.

               iv.  MetLife Capital International Ltd. (Delaware).

          b.   MetLife Investment Management Corporation (Delaware)

               i. MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

          c. MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.
          d. GFM International Investors Limited (United Kingdom). The common stock of GFM International Investors Limited ("GFM") is held by Metropolitan (99.5%) and by the former CEO of GFM (.5%). GFM is a sub-investment manager for the International Stock Portfolio of Metropolitan Series Fund, Inc.

               i.   GFM Investments Limited (United Kingdom)

     5.   SSRM Holdings, Inc. (Delaware)

          a. State Street Research & Management Company (Delaware). Is a sub-investment manager for the Growth, Income, Diversified and Aggressive Growth Portfolios of Metropolitan Series Fund, Inc.

               i.   State Street Research Energy, Inc. (Massachusetts)
               ii.  State Street Research Investment Services, Inc.
                    (Massachusetts)

               iii. SSRM Management Company (Luxembourg).

          b.   Metric Holdings, Inc. (Delaware)

               i.   Metric Management Inc. (Delaware)
               ii.  Metric Realty Corp. (Delaware)

                    (1) Metric Realty Services, Inc. (Delaware). Metric Holdings, Inc. and Metric Realty Corp. each hold 50% of the common stock of Metric Realty Services, Inc.

                         (a) Metric Colorado, Inc. (Colorado). Metric Realty Services, Inc. holds 80% of the common stock of Metric Colorado, Inc.
                    (2) Metric AV, Inc.
               iii. Metric Realty (Illinois).  Metric Realty Corp. and Metric
                    Holdings, Inc. each hold 50% of the common stock of Metric Realty.

                    (1)  Metric Capital Corporation (California)
                    (2)  Metric Assignor, Inc. (California)
                    (3)  Metric Institutional Realty Advisors, Inc. (California)
                    (4)  Metric Institutional Realty Advisors, L.P.
                         (California).
                         Metric Realty holds a 99% limited partnership interest and Metric Institutional Realty Advisors, Inc. holds a 1%
                         interest as general partner in Metric Institutional Realty Advisors, L.P.


                    (5) Metric Institutional Apartment Fund II, L.P. (California). Metric Realty holds a 1% interest as general partner and Metropolitan holds an approximately 14.6% limited partnership interest in Metric Institutional Apartment Fund II, L.P.

               iv.  MetLife Realty Group, Inc. (Delaware)

     6.   MetLife Holdings, Inc. (Delaware)

          a.   MetLife Funding, Inc. (Delaware)
          b.   MetLife Credit Corp. (Delaware)

     7.   Metropolitan Tower Realty Company, Inc. (Delaware)

     8.   Met Life Real Estate Advisors, Inc. (California)

     9.   MetLife HealthCare Holdings, Inc. (Delaware)

B.   Metropolitan Tower Life Insurance Company (Delaware)

C.   MetLife Security Insurance Company of Louisiana (Louisiana)

D.   MetLife Texas Holdings, Inc. (Delaware)

     1.   Texas Life Insurance Company (Texas)

          a.   Texas Life Agency Services, Inc. (Texas)

          b.   Texas Life Agency Services of Kansas, Inc. (Kansas)

E.   MetLife Securities, Inc. (Delaware)

F.   23rd Street Investments, Inc. (Delaware)

G.   Metropolitan Life Holdings Limited (Ontario, Canada)

     1.   Metropolitan Life Financial Services Limited (Ontario, Canada)

     2.   Metropolitan Life Financial Management Limited (Ontario, Canada)

          a.   Metropolitan Life Insurance Company of Canada (Canada)

     3.   Morguard Investments Limited (Ontario, Canada)
          Shares of Morguard Investments Limited ("Morguard") are held by Metropolitan Life Holdings Limited (80%) and by employees of Morguard (20%).
     4.   Services La Metropolitaine Quebec, Inc. (Quebec, Canada)

     5.   3309347 Canada, Inc. (Canada)


H. MetLife (UK) Limited (Great Britain). One share held by Metropolitan Tower Corp.

     1.   Albany Life Assurance Company Limited (Great Britain)

          a.   Albany Pension Managers and Trustees Limited (Great Britain)

     2.   Albany Home Loans Limited (Great Britain)
     3.   ACFC Corporate Finance Limited (Great Britain)
     4.   Metropolitan Unit Trust Managers Limited (Great Britain)
     5.   Albany International Assurance Limited (Isle of Man)
     6.   MetLife Group Services Limited (Great Britain)

I. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1.   Seguros Genesis, S.A. (Spain)
     2. Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

J. Kolon-Met Life Insurance Company (Korea). Shares of Kolon-MetLife Insurance Company are held by Metropolitan (51%) and by an entity (49%) unaffiliated with Metropolitan.

K.   Metropolitan Life Seguros de Vida S.A. (Argentina)

L.   Metropolitan Life Seguros de Retiro S.A. (Argentina).





M.   Met Life Holdings Luxembourg (Luxembourg)

N.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

O.   MetLife International Holdings, Inc. (Delaware)

P.   Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

Q.   Metropolitan Realty Management, Inc. (Delaware)

     1.   Edison Supply and Distribution, Inc. (Delaware)
     2.   Cross & Brown Company (New York)

          a.   Cross & Brown Associates of New York, Inc. (New York)

          b.   Cross & Brown Construction Corp. (New York)

          c.   CBNJ, Inc. (New Jersey)

          d.   SubBrown Corp. (New York)

R.   MetPark Funding, Inc. (Delaware)

S.   2154 Trading Corporation (New York)

T.   Transmountain Land & Livestock Company (Montana)

U.   Met West Agribusiness, Inc. (Delaware)

V.   Farmers National Company (Nebraska)

     1.   Farmers National Commodities, Inc. (Nebraska)

  W.  MetLife Trust Company, National Association. (United States)
  X.  PESCO Plus, L.C. (Florida). Metropolitan holds a 50% interest in
      PESCO Plus, L.C. and an unaffiliated party holds a 50% interest.
      1. Public Employees Equities Services Company (Florida)
  Y.  Benefit Services Corporation (Georgia)
  Z.  G.A. Holding Corporation (MA)
A.A.  TNE-Y, Inc. (DE)
A.B.  CRH Companies, Inc. (MA)
A.C.  NELRECO Troy, Inc. (MA)
A.D.  TNE Funding Corporation (DE)
A.E.  L/C Development Corporation (CA)
A.F.  Boylston Capital Advisors, Inc. (MA)
      1. New England Portfolio Advisors, Inc. (MA)
A.G. CRB Co., Inc. (MA) AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.
A.H.  DPA Holding Corp. (MA)
A.I.  Lyon/Copley Development Corporation (CA)
A.J.  NEL Partnership Investments I, Inc. (MA)
A.K.  New England Life Mortgage Funding Corporation (MA)
A.L. Mercadian Capital L.P. (DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian Capital L.P.
A.M. Mercadian Funding L.P. ( DE). Metropolitan holds a 95% limited partner interest and an unaffiliated third party holds 5% of Mercadian
      Funding L.P.


A.N.  MetLife New England Holdings, Inc. (DE)
      1. New England Life Insurance Company (MA)
         a. New England Securities Corporation (MA)
         b. Hereford Insurance Agency, Inc. (MA)
         c. Hereford Insurance Agency of Alabama, Inc. (AL)
         d. Hereford Insurance Agency of Minnesota, Inc. (MN)
         e. Newbury Insurance Company, Limited (Bermuda)
         f. TNE Information Services, Inc. (MA)
         g. Exeter Reassurance Company, Ltd. (MA)
         h. Omega Reinsurance Corporation (AZ)
         i. New England Pension and Annuity Company (DE)
         j. TNE Advisers, Inc. (MA)
         k. New England Investment Companies, Inc. (MA)
            1. New England Investment Companies, L.P. (DE) New England
               Investment Companies, Inc. hold a 0.29% general partnership interest in New England Investment Companies, L.P. MetLife New England Holdings, Inc. holds a 54.90% limited partnership interest in New England Investment Companies, L.P.
               a. NEIC Holdings, Inc. (MA)
                  i.    (1) Back Bay Advisors, Inc. (MA)

                        (2) Back Bay Advisors, L.P. (DE)
                            Back Bay Advisors, Inc.
                            holds a 1% general partner
                            interest and NEIC
                            Holdings, Inc. holds a 99%
                            limited partner interest
                            in Back Bay Advisors, L.P.
                  ii.       Reich & Tang Asset Management, Inc. (MA)
                        (1) Reich & Tang Distributors, L.P. (DE)
                            Reich & Tang Asset Management Inc.
                            holds a 1% general interest and
                            Reich & Tang Asset Management, L.P.
                            holds a 99.5% limited partner
                            interest in Reich Tang Distributors, L.P.
                        (2) Reich & Tang Asset Management L.P.
                            Reich & Tang Asset Management, Inc.
                            holds a 0.5% general partner interest and NEIC Holdings, Inc. hold a 99.5% limited partner interest in Reich & Tang
                            Asset Management, L.P.
                        (3) Reich & Tang Services, L.P. (DE)
                            Reich & Tang Asset Management, Inc.
                            holds a 1% general partner interest and
                            Reich & Tang Asset Management, L.P.
                            holds a 99% limited partner interest
                            in Reich & Tang Services, L.P.
                  iii.  Loomis, Sayles & Company, Inc. (MA)
                        (1) Loomis Sayles & Company, L.P. (DE)
                            Loomis Sayles & Company, Inc.
                            holds a 1% general partner interest and
                            Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Loomis Sayles &
                            Company, L.P.
                  iv.   Westpeak Investment Advisors, Inc. (MA)
                        (1) Westpeak Investment Advisors, L.P. (DE)
                            Westpeak Investment Advisors, Inc.
                            holds a 1% general partner interest and
                            Reich & Tang holds a 99% limited partner interest in Westpeak Investment Advisors, L.P.
                  v.    VNSM, Inc. (DE)
                        (1) Vaughan, Nelson Scarborough & McConnell, L.P. (DE)
                            VNSM, Inc. holds a 1% general partner interest and Reich & Tang Asset Management, Inc. holds a 99% limited partner interest in Vaughan, Nelson Scarborough & McConnell, L.P.
                  vi.   MC Management, Inc. (MA)
                        (1) MC Management, L.P. (DE)
                            MC Management, Inc. holds a 1% general partner interest and Reich & Tang Asset Management,
                            Inc. holds a 99% limited partner interest in MC Management, L.P.
                  vii.  Harris Associates, Inc. (DE)
                        (1) Harris Associates Securities L.P. (DE)
                            Harris Associates, Inc. holds a 1% general partner interest and Harris Associates L.P. holds a 99% limited partner interest in Harris Associates Securities, L.P.
                        (2) Harris Associates L.P. (DE)
                            Harris Associates, Inc. holds a 0.33% general partner interest and New England Investment Company, L.P. Inc. holds a 99.67% limited partner interest in Harris Associates L.P.
                              (a) Harris Partners, Inc. (DE)
                              (b) Harris Partners L.L.C. (DE)
                                  Harris Partners, Inc. holds a 1%
                                  membership interest and
                                  Harris Associates L.P. holds a 99%
                                  membership interest in Harris Partners L.L.C.
                                  (i) Aurora Limited Partnership (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (ii)Perseus Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general
                                      partner interest

                                 (iii)Pleiades Partners L.P. (DE) Harris
                                      Partners L.L.C. holds a 1% general partner interest

                                 (iv) Stellar Partners L.P. (DE)
                                      Harris Partners L.L.C. holds a 1% general partner interest

                                  (v) SPA Partners L.P. (DE) Harris Partners
                                      L.L.C. holds a 1% general partner interest
                  viii. Graystone Partners, Inc. (MA)
                        (1) Graystone Partners, L.P. (DE)
                            Graystone Partners, Inc. holds a 1%
                            general partner interest and New England
                            Investment  Company, L.P.
                            holds a 99% limited partner interest in
                            Graystone Partners, L.P.

                  ix.   NEF Corporation (MA)
                        (1) New England Funds, L.P. (DE) NEF Corporation holds a
                            1% general partner interest and New England
                            Investment Company, L.P. holds a 99% limited partner interest in New England Funds, L.P.
                        (2) New England Funds Management, L.P. (DE) NEF
                            Corporation holds a 1% general partner interest and New England Investment Company, L.P. holds a 99% limited partner interest in New England Funds Management, L.P.
         l. Capital Growth Management, L.P. (DE)
            New England Investment Companies, L.P. holds a 50% limited partner interest in Capital Growth Management, L.P.
         m. AEW Capital Management L.P. (DE)
            New England Investment Companies, L.P. holds a 99% limited partner interest and AEW Capital Management, Inc. holds a 1% general partner interest in AEW Capital Management, L.P.
            1. AEW Investment Group, Inc. (MA)
               a. BBC Investment Advisors, Inc. (MA)
               b. Copley/Ochard Investors, Inc. (MA)
                  i.    Copley/Ochard Investors, L.P. (DE)
                        Copley/Ochard Investors, Inc.
                        holds a 1% general partner interest in
                        Copley/Ochard Investors, L.P.
               c. AEW Real Estate Advisors, Inc. (MA)
                  i.    AEW Advisors, Inc. (MA)
                        (1)  Copley Management Partnership (MA)
                             Copley Advisors, Inc. holds a 1% general partner interest in Copley Management Partnership.
                        (2)  Coptel Associates L.P. (DE)
                             Copley Advisors, Inc. holds a 1% general partner interest in Coptel Associates L.P.
                        (3)  CIIF Associates (MA)
                             Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates.
                        (4)  CIIF Associates II Limited Partnership (DE)
                             Copley Advisors, Inc. holds a .15% general partner interest in CIIF Associates II Limited Partnership.
                        (5)  CIIF McInnes Associates (MA)
                             AEW Advisors, Inc. holds a .15% general partnership interest in CIIF McInnes Associates.
                        (6)  CIIF  Oxnard Associates (MA)
                             AEW Advisors, Inc. holds a .15% general partnership in CIIF Oxnard Associates.
                        (7)  CIIF II Crossroads Limited Partnership (DE)
                             AEW Advisors, Inc. holds a 1% general partnership in CIIF II Crossroads Limited Partnership.
                        (8)  CIIF II Tech Center Associates L.P. (DE)
                             AEW Advisors, Inc. holds a 1% general partnership in CIIF II Tech Center Associates L.P.
                        (9)  CIIF II Tech Center, Inc. (MA)
                             AEW Advisors, Inc. holds a 5% interest in CIIF
                               II Tech Center Associates, Inc.
                  ii.   Copley Properties Company, Inc. (MA)
                        (1)  New England Life Pension Properties (MA).
                             Copley Properties Company, Inc. holds a 1% general partner interest in New England Life Pension Properties.
                  iii.  Copley Properties Company II, Inc. (MA)
                        (1)  New England Life Pension Properties II (MA).
                             Copley Properties Company II, Inc. holds a 1% general partner interest in New England Life Pension Properties II.
                  iv.   Copley Properties Company III, Inc. (MA)
                        (1) New England Life Pension Properties III (MA). Copley Properties Company III, Inc. holds a 1% general partner interest in New England Life Pension Properties III.
                  v.    Copley Securities Corporation (MA)
                  vi.   Copley Margarita Associates L.P. (MA)
                        AEW Real Estate Advisors, Inc. holds a 0.001% general
                         partner interest in Copley Margarita Associates L.P.
                  vii.   Fourth Copley Corp. (MA)
                         (1) New England Life Pension Properties IV (MA).
                             Fourth Copley Corp. holds a 1% general partner interest in New England Life Pension Properties IV.
                  viii.  Fifth Copley Corp. (MA)
                         (1) New England Life Pension Properties V (MA).
                             Fifth Copley Corp. holds a 1% general partner interest in New England Life Pension Properties V.
                  ix.    Sixth Copley Corp. (MA)
                         (1) Copley Pension Properties VI (MA).
                             Sixth Copley Corp. holds a 1% general partner interest in Copley Pension Properties VI.
                  x.     Seventh Copley Corp. (MA).
                         (1) Copley Pension Properties VII (MA).
                             Seventh Copley Corp. holds a 1% general partner interest in Copley Pension Properties VII.
                  xi.    Eighth Copley Corp. (MA).
                  xii.   First Income Corp. (MA).
                         (1) Copley Realty Income Partners 1 (MA).
                             First Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 1.
                  xiii.  Second Income Corp. (MA).
                         (1) Copley Realty Income Partners 2 (MA).
                             Second Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 2.
                  xiv.   Third Income Corp. (MA).
                         (1) Copley Realty Income Partners 3 (MA).
                             Third Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 3.
                  xv.    Fourth Income Corp. (MA).
                         (1) Copley Realty Income Partners 4 (MA).
                             Fourth Income Corp. holds a 1% general partner interest in Copley Realty Income Partners 4.
                  xvi.   Third Singleton Corp. (MA).
                         (1) Copley Business Parks Associates L.P. (MA).
                             Third Singleton Corp. holds a 1% general partner interest in Copley Business Parks Associates L.P.
                  xvii.  Fourth Singleton Corp. (MA)
                  xviii. Fifth Singleton Corp. (MA)
                         (1) Copley Regional Centers Associates L.P. (MA).
                             Fifth Singleton Corp. holds a 1% general partner interest in Copley Regional Centers Associates L.P.
                  xix.   Sixth Singleton Corp. (MA).
                         (1) Copley Commerce Centers Associates L.P. (MA).
                             Sixth Singleton Corp. holds a 1% general partner interest in Copley Commerce Centers Associates L.P.
                  xx.    CTR Corp. (MA ).
                  xxi.   New England Investment Associates, Inc. (DE)
                  xxii.  BCOP Associates L.P. (MA)
                         AEW Real Estate Advisors, Inc. holds a 1% general partner interest in BCOP Associates L.P.
                  xxiii  AEW Real Estate Advisors Limited Partnership.
                         AEW Real Estate Advisors, Inc. holds a 25% general partner interest in AEW Real Estate Advisors, Limited Partnership.
               d. BBC Investment Advisors, Inc. (MA)
                         AEW Investment Group, Inc. holds a 60% general partner interest in BBC Investment Advisors, Inc. and Back Bay Advisors, L.P. holds a 40% limited partner interest.

                         N. AEW Capital Management, Inc. (MA)
                         (i) Copley Management and Advisors, L.P. (DE)
                             AEW Capital Management, Inc. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest in Copley Management and Advisors, L.P.
                             (a) BBC Investment Advisors, L.P. (DE)
                                 Copley Management Advisors, L.P. holds a
                                 59.4% limited partner interest, Back Bay
                                 Advisors, L.P. holda 39.6% limited partner interest and BBC Investment Advisors, Inc. holds a 1% general partner interest in BBC Investment Advisors, L.P.

      2. Copley Public Partners Holding, L.P. (DE)
         AEW Capital Management, L.P. holds a 75% limited partner interest and AEW Investment Group, Inc. holds a 25% general partner interest.
      3. AEW Hotel Investment Corporation.

In addition to the entities listed above, Metropolitan (or where indicated an affiliate) also owns an interest in the following entities, among others:

1) CP&S Communications, Inc., a New York corporation, holds federal radio communications licenses for equipment used in Metropolitan owned facilities and airplanes. It is not engaged in any business.

2) Quadreal Corp., a New York corporation, is the fee holder of a parcel of real property subject to a 999 year prepaid lease. It is wholly owned by Metropolitan, having been acquired by a wholly owned subsidiary of Metropolitan in 1973 in connection with a real estate investment and transferred to Metropolitan in 1988.

3) Met Life International Real Estate Equity Shares, Inc., a Delaware corporation, is a real estate investment trust. Metropolitan owns approximately 18.4% of the outstanding common stock of this company and has the right to designate 2 of the 5 members of its Board of Directors.

4) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest. Metropolitan Structures owns 100% of the common stock of Cicero/Cermak Corporation, an Illinois corporation.

5) Seguros Genesis, S.A. (Mexico), is a Mexican insurer in which Metropolitan and two of its subsidiaries collectively own a 24.5% interest and have the right to designate 2 of the 9 members of the Board of Directors.

6) Interbroker, Correduria de Reaseguros, S.A., is a Spanish insurance brokerage company in which Santander Met, S. A., a subsidiary of Metropolitan in which Metropolitan owns a 50% mt ST, owns a 50% interest and has the right to designate 2 of the 4 members of the Board of Directors.

Item 26:  Number of Holders of Securities
-----------------------------------------



      As of July 31, 1997, the number of record holders of the Registrant's Fund were as follows:



           (1)                                         (2)
                                                    Number of
     Title of Class                              Record Holders

Shares of Beneficial Interest

State Street Research Intermediate Bond Fund


         Class A                                       0
         Class B                                       0
         Class C                                       7
         Class D                                       0


State Street Research Strategic Income Fund


         Class A                                     689
         Class B                                     791
         Class C                                      23
         Class D                                     157


----------

Item 27:  Indemnification

      Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

      Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

      Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice                       GFM International Investors
  Director and           President                            Limited                                          London, England
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Director                             State Street Research Investment Services, Inc   Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)
                         Managing Director                    State Street Global Advisors                     Boston, MA
                         (until 12/95)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

                                      C-15

                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------


Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

D'Vari, Ronald           None
  Vice President

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Dillman, Thomas J        Director of Research                 Bank of New York                                 New York, NY
  Senior Vice President  (until 6/95)

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President         (until 2/96)

Duggan, Peter J.         None
  Senior Vice
  President

Evans, Gordon            Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President         (Vice President until 3/96)

Federoff, Alex G.        None
  Vice President

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Govoni, Electra          None
  Vice President


                                      C-16

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. None
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors Limited              London, England

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                      C-17

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                       State Street Research Capital Trust             Boston, MA
  Vice President


Koski, Karen              None
  Vice President

Langholm, Knut            None
  Vice President

Leary, Eileen M.          None
  Vice President

McNamara, III, Francis J. Director and Executive              GFM International Investors
  Executive Vice          Vice President                      Limited                                          London, England
  President,              Senior Vice President, Clerk        State Street Research Investment Services, Inc.  Boston, MA
  Secretary and           and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA


                                      C-18

                                                                                                               Principal business
Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President             GFM International Investors
  Director, Executive    and Director                         Limited                                           London, England
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY

Milder, Judith J.        None
  Senior Vice President

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY



                                      C-19

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Vice President

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Limited             London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors Limited              London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Saperstone, Paul          None
  Vice President



                                      C-20

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President and Chief Executive        State Street Research Investment Services, Inc.  Boston, MA
  Executive Vice          Officer
  President               President and Chief Executive        John Hancock Funds, Inc.                         Boston, MA
                          Officer (until 1/96)

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc   Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors Limited              London, England
  Senior Vice President

Strelow, Dan R.           None
  Senior Vice President


                                      C-21

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President
  (Vice President
  until 6/95)

Verni, Ralph F.           Chairman, President,                 GFM International Investors
  Chairman, President,    CEO and Director                     Limited                                          London, England
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY


                                      C-22

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Ward, Geoffrey            None
 Senior Vice President


Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          President and Chief Investment       IDS Equity Advisors                              Minneapolis, MN
                          Officer (until 12/95)


Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
 Senior Vice President
 (Vice President
 until 7/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
 Vice President           Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.  Boston, MA
 Vice President,          Asst. Clerk
 Assistant Secretary      Assistant Secretary                  State Street Research Capital Trust              Boston, MA
 and Assistant            Assistant Secretary                  State Street Research Exchange Trust             Boston, MA
 General Counsel          Assistant Secretary                  State Street Research Growth Trust               Boston, MA
                          Assistant Secretary                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Secretary                  State Street Research Securities Trust           Boston, MA
                          Assistant Secretary                  State Street Research Equity Trust               Boston, MA
                          Assistant Secretary                  State Street Research Financial Trust            Boston, MA
                          Assistant Secretary                  State Street Research Income Trust               Boston, MA
                          Assistant Secretary                  State Street Research Money Market Trust         Boston, MA
                          Assistant Secretary                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Secretary                  SSRM Holdings, Inc.                              Boston, MA

Woodbury, Robert S.       Employee                             Metropolitan Life Insurance Company              New York, NY
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                (until 2/96)

                                      C-23

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29:  Principal Underwriters

      (a) State Street Research Investment Services, Inc., serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, and State Street Research Portfolios, Inc.

      (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

       (1)                          (2)                       (3)
                                 Positions
Name and Principal              and Offices             Positions and Offices
 Business Address             with Underwriter            with Registrant

Ralph F. Verni                Chairman of               Chairman of the
One Financial Center          the Board and             Board, President,
Boston, MA  02111             Director                  Chief Executive Officer
                                                        and Trustee

Peter C. Bennett              Director                  None
One Financial Center
Boston, MA  02111

Gerard P. Maus                Executive Vice President  Treasurer
One Financial Center          Treasurer, Chief
Boston, MA  02111             Financial Officer and
                              Director

Thomas A. Shively             Director                  Vice President
One Financial Center
Boston, MA  02111

C. Troy Shaver, Jr.           President and Chief       None
One Financial Center          Executive Officer
Boston, MA 02111

George B. Trotta              Executive Vice President  None
One Madison Avenue
New York, NY  10010

Dennis C. Barghaan            Senior Vice President     None
One Madison Avenue
New York, NY 10010

Peter Borghi                  Senior Vice President     None
One Financial Center
Boston, MA  02111

Paul V. Daly                  Senior Vice President     None
One Financial Center
Boston, MA  02111

       (1)                          (2)                       (3)
                                 Positions
Name and Principal              and Offices             Positions and Offices
 Business Address             with Underwriter            with Registrant

Susan M.W. DiFazio            Senior Vice President     None
One Financial Center
Boston, MA  02111

Gordon Evans                  Senior Vice President     None
One Financial Center
Boston, MA  02111

Robert Haeusler               Senior Vice President     None
One Madison Avenue
New York, NY 10010

Gregory R. McMahan            Senior Vice President     None
One Financial Center
Boston, MA 02111


Francis J. McNamara, III      Senior Vice President,  Secretary
One Financial Center          General Counsel
Boston, MA 02111              and Clerk


Joan D. Miller                Senior Vice President     None
One Financial Center
Boston, MA 02111




Darman A. Wing                Senior Vice President,    Assistant Secretary
One Financial Center          Assistant General Counsel
Boston, MA  02111             and Assistant Clerk



Donald Doherty                Vice President            None
One Financial Center
Boston, MA  02111



Linda Grasso                  Vice President            None
One Financial Center
Boston, MA  02111


Robert M. Gunville            Vice President            None
One Financial Center
Boston, MA 02111


Frederick H. Jamieson         Vice President            None
One Financial Center          and Assistant
Boston, MA  02111             Treasurer



Susan Volpe Martin            Vice President            None
One Financial Center
Boston, MA  02111



Amy L. Simmons                Vice President            Assistant Secretary
One Financial Center
Boston, MA 02111



Kevin Wilkins                 Vice President            None
One Financial Center
Boston, MA  02111

Item 30:  Location of Accounts and Records

      Gerard P. Maus
      State Street Research & Management Company
      One Financial Center
      Boston, MA 02111

Item 31:    Management Services

            Inapplicable.

Item 32:    Undertakings

            (a)   Inapplicable.

            (b)   Deleted.

            (c) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders, upon request and without charge.

            (d) The Registrant undertakes to hold a special meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

            (e) Deleted.

                                    Notice


      A copy of the Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 29th day of August, 1997.



                                    STATE STREET RESEARCH SECURITIES TRUST

                                    By:                    *
                                          ------------------------
                                          Ralph F. Verni
                                          Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.

               Signature                         Title
               ---------                         -----

                   *                      Trustee, Chairman of the Board and
        ---------------------             Chief Executive Officer
            Ralph F. Verni                (Principal Executive Officer)


                   *                      Treasurer (Principal Financial and
        ---------------------             Accounting Officer)
            Gerard P. Maus



                   *                      Trustee
        ---------------------
           Steve A. Garban


                   *                      Trustee
        ---------------------
          Malcolm T. Hopkins



                   *                      Trustee
        ---------------------
           Edward M. Lamont


                   *                      Trustee
        ---------------------
          Robert A. Lawrence


                   *                      Trustee
        ---------------------
            Dean O. Morton


                   *                      Trustee
        ---------------------
          Thomas L. Phillips

                   *                      Trustee
        ---------------------
            Toby Rosenblatt


                   *                      Trustee
        ---------------------
       Michael S. Scott Morton


                   *                      Trustee
        ---------------------
            Jeptha H. Wade




*By: /s/ Francis J. McNamara, III
     -------------------------------
     Francis J. McNamara, III
     Attorney-in-Fact
     under Powers of Attorney
     dated August 29, 1997.

                                              1933 Act Registration No. 33-74628
                                                      1940 Act File No. 811-8322

---------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------


                                    FORM N-1A



                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                  [ ]


                        Pre-Effective Amendment No. __                  [ ]



                        Post-Effective Amendment No. 7                  [X]


                                     and/or


                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]



                                Amendment No. 8                         [X]


                             --------------------

                    STATE STREET RESEARCH SECURITIES TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

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                                    EXHIBITS

                                INDEX TO EXHIBITS


      (2)       By-Laws of the Registrant*

      (6)(b)    Form of Selected Dealer Agreement, as Supplemented

      (6)(c)    Form of Bank and Bank Affiliated Broker-Dealer Agreement*

      (10)(a) Opinion and Consent of Goodwin, Procter & Hoar with respect to State Street Research Intermediate Bond Fund*

      (11)      Consent of Independent Accountants

      (14)(c) State Street Research SIMPLE IRA: Application, Terms & Conditions & Disclosure Statement

      (17)      Powers of Attorney

      (18)      Certificate of Board Resolution Respecting Powers of Attorney

      (27)      Financial Data Schedules

* Restated in electronic format




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